UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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1st Constitution Bancorp
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1ST CONSTITUTION BANCORP
P.O. Box 634
2650 Route 130 North
Cranbury, New Jersey 08512

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, MAY 25, 2017

To Our Shareholders:
The 2017 Annual Meeting of Shareholders of 1st Constitution Bancorp will be held on Thursday, May 25, 2017 at 3:00 p.m. Eastern Time at the Forsgate Country Club, 375 Forsgate Drive, Monroe Township, New Jersey, 08831.
At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:

1.	The election of eight directors to the Company’s Board of Directors;

2.	The approval of the compensation of our named executive officers on an advisory (non-binding) basis;

3.	The ratification of the selection of BDO USA LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year; and

4.	The conduct of other business if properly raised.

Shareholders of record at the close of business on April 5, 2017 are entitled to notice of, and to vote at, the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, we suggest that you promptly execute the enclosed proxy and return it to the Company or submit your proxy on the Internet as instructed on the enclosed proxy card. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company.

The Board of Directors of the Company believes that the election of the nominees and the proposals being submitted to the shareholders are in the best interest of the Company and its shareholders and urges you to vote in favor of the nominees and the proposals.
Important notice regarding the availability of proxy materials for the 2017 Annual Meeting of Shareholders: The Proxy Statement for the 2017 Annual Meeting of Shareholders and 2016 Annual Report to Shareholders are available at: http://www.astproxyportal.com/ast/20330/.
By Order of the Board of Directors
ROBERT F. MANGANO
President and Chief Executive Officer
Cranbury, New Jersey
April 24, 2017

YOUR VOTE IS IMPORTANT

To assure your representation at the Annual Meeting, please vote your proxy as promptly as possible, whether or not you plan to attend the Annual Meeting. The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum at the Annual Meeting. A stamped self-addressed envelope is enclosed for your convenience.

1ST CONSTITUTION BANCORP
P.O. Box 634
2650 Route 130 North
Cranbury, New Jersey 08512

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON MAY 25, 2017

GENERAL PROXY STATEMENT INFORMATION
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of 1st Constitution Bancorp (the “Company”), for use at the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 25, 2017, at 3:00 p.m. Eastern Time, at the Forsgate Country Club, 375 Forsgate Drive, Monroe Township, New Jersey, 08831.
The first date on which this proxy statement and the enclosed form of proxy are being sent to the shareholders of the Company is on or about April 24, 2017.
The Company’s principal executive office is P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512. 1st Constitution Bank is a wholly-owned subsidiary of the Company and is sometimes referred to as the “Bank.”
Outstanding Securities and Voting Rights and Procedures
The Board of Directors fixed the close of business of the Company (5:00 p.m. Eastern Time) on April 5, 2017 as the record date and time for determining shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record as of that date and hour will be entitled to notice of, and to vote at, the Annual Meeting.
On the record date, there were 8,027,342 shares of common stock of the Company outstanding and eligible to be voted at the Annual Meeting. Each share is entitled to one vote on each matter properly brought before the Annual Meeting. Other than Company common stock, there are no other outstanding securities of the Company entitled to vote at the Annual Meeting.
For each proxy timely submitted by a shareholder and that is not revoked, the shares represented thereby will be voted at the Annual Meeting in the manner specified on the proxy. However, if a proxy solicited by the Board of Directors does not specify how it is to be voted, it will be voted as the Board recommends, that is, (a) “FOR” the election of the eight nominees for director named in this proxy statement; (b) “FOR” the approval (on an advisory basis) of the compensation of our named executive officers; (c) “FOR” the ratification of the selection of BDO USA LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year; and (d) in connection with the conduct of other business, if properly raised, in accordance with the judgment of the person or persons named as proxies. If, for any reason, either nominee for director is unable or unavailable to serve or for good cause will not serve, an event that we do not anticipate, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board or the size of the Board may be reduced.

To vote your proxy by mail, please sign your name exactly as it appears on your proxy card, date, and mail your proxy card in the envelope provided as soon as possible. If you wish to vote using the Internet, you can access the web page at www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page. If you vote using the Internet, you must vote no later than 11:59 p.m. Eastern Time on May 24, 2017.

If any other matters are properly presented at the Annual Meeting for consideration, such as consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote, unless the shareholder otherwise specifies in the proxy. As of the date of this proxy statement, we do not anticipate that any other matters will be raised at the Annual Meeting.
Required Vote
The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote generally is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has not received voting instructions from the beneficial owner.
Certain proposals, such as the ratification of the appointment of auditors, are considered “routine” matters and brokers generally may vote on behalf of beneficial owners who have not furnished voting instructions. For “non-routine” proposals, such as the election of directors and the advisory vote to approve the compensation of our named executive officers, brokers may not vote on the proposals unless they have received voting instructions from the beneficial owner.
The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect a director. An abstention or a broker non-vote will have no effect on the outcome of the vote on the election of a director. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the compensation of our named executive officers and ratify the selection of BDO USA LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year. The vote for the approval of the compensation of our named executive officers is on an advisory basis and is therefore non-binding. For these last two proposals, abstentions and broker non-votes will not be counted as votes and, accordingly, will have no effect on the outcome of the vote.

Election inspectors appointed for the Annual Meeting will tabulate the votes cast by proxy or in person at the meeting. The election inspectors will determine whether or not a quorum is present. Votes will NOT be considered cast if the shares are not voted for any reason, including an abstention indicated as such on a written proxy or ballot, if directions are given in a written proxy to withhold votes, or if the votes are withheld by a broker.
Revocability of Proxies
Any shareholder giving a proxy has the right to attend and vote at the Annual Meeting in person. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy executed in your favor from the holder of record to be able to vote at the Annual Meeting. If you submit a proxy and then wish to change your vote, you will need to revoke the proxy that you have submitted. You can revoke your proxy at any time before it is exercised by voting in person at the Annual Meeting or by timely delivery of a properly executed, later-dated proxy or a written revocation of your proxy. A later-dated proxy or written revocation must be received before the meeting by the Corporate Secretary of the

Company, at P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512, or it must be delivered to the Corporate Secretary at the Annual Meeting before proxies are voted. You may also revoke your proxy by submitting a new proxy via the Internet no later than 11:59 p.m. Eastern Time on May 24, 2017.
Multiple Copies of Annual Report and Proxy Statement
When more than one holder of Company common stock shares the same address, we may deliver only one annual report and one proxy statement to that address unless we have received contrary instructions from one or more of those shareholders. Similarly, brokers and other intermediaries holding shares of Company common stock in “street name” for more than one beneficial owner with the same address may deliver only one annual report and one proxy statement to that address if they have received consent from the beneficial owners of the stock.
We will deliver promptly, upon written or oral request, a separate copy of the annual report and proxy statement to any shareholder, including a beneficial owner of stock held in “street name,” at a shared address to which a single copy of either of those documents was delivered. You may make such a request in writing to Stephen J. Gilhooly, Senior Vice President and Chief Financial Officer, 1st Constitution Bancorp, at P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512, or by calling Mr. Gilhooly at (609) 655-4500. This proxy statement and the annual report are available at: http://www.astproxyportal.com/ast/20330/.
You may also contact Mr. Gilhooly at the address or telephone number above if you are a shareholder of record of the Company and you wish to receive a separate annual report or proxy statement, as applicable, in the future, or if you are currently receiving multiple copies of our annual report and proxy statement and want to request delivery of a single copy in the future. If your shares are held in “street name” and you want to increase or decrease the number of copies of our annual report and proxy statement delivered to your household in the future, you should contact the broker or other intermediary who holds the shares on your behalf.
Solicitation of Proxies
This proxy solicitation is being made by the Board. The cost of the solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, facsimile, email, or other electronic means by officers, directors and employees of the Company. We will not specially compensate those persons for such solicitation activities. Although we do not expect to do so, we may retain a proxy-soliciting firm to assist us in soliciting proxies. If so, we would pay the proxy-soliciting firm a fee and reimburse it for certain out-of-pocket expenses. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of common stock held of record by such persons, and we will reimburse such persons for their reasonable expenses incurred in forwarding the materials.
Smaller Reporting Company Status
The Company has elected to prepare this proxy statement and our past annual and periodic reports as a “smaller reporting company” consistent with rules of the Securities and Exchange Commission (“SEC”). The Company met the accelerated filer requirements as of the end of its fiscal year ended December 31, 2016 pursuant to Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, pursuant to Rule 12b-2 and SEC Release No. 33-8876, the Company (as a smaller reporting company transitioning to the larger reporting company system) is not required to satisfy the larger reporting company disclosure requirements until its first Quarterly Report on Form 10-Q for the fiscal year ending December 31, 2017.
ITEM 1 – ELECTION OF DIRECTORS
The Company’s Board of Directors is divided into three separate classes of directors, designated as Class I, Class II and Class III. Charles S. Crow, who is a Class I director, is serving a three-year term which expires in 2018 and William M. Rue, who is a Class II director, is serving a three-year term which expires in 2019, in each case until their successors are duly elected and qualified. In 2016 and 2017, the Board authorized, on several occasions, the expansion of the size of the Board and elected three new Class I directors (J. Lynne Cannon, Carmen M. Penta and William J. Barrett), two new Class II directors (James G. Aaron and Antonio L. Cruz) and two new Class III directors (Edwin J. Pisani and Roy D. Tartaglia) to fill the vacancies created by such expansion of the Board. Under New Jersey corporate law, directors so elected by the Board shall hold office until the next succeeding annual meeting of shareholders and until their successors are duly elected and qualified. Accordingly, these seven new directors and Robert F. Mangano, who is a Class III director last elected to the Board by shareholders of the Company in 2014 and whose term as a director is due to expire at the 2017 Annual Meeting, are standing for election at the Annual Meeting. At each annual meeting of shareholders following the 2017 Annual Meeting, one class of directors will be elected for terms of three years to succeed those directors in the class whose terms then expire.
The Company’s certificate of incorporation requires each class of directors to consist as nearly as possible of one-third of the authorized number of directors. In the event that a nominee stands for election as a director at an annual meeting of shareholders as a result of an increase by the Board of Directors of the authorized number of directors and such nominee is to serve in a class of directors whose term is not expiring at such annual meeting of shareholders, the nominee, if elected, may stand for an initial term expiring concurrent with the expiration of the term of the directors in the class to which such nominee is elected as a director.
The director nominees for election at the 2017 Annual Meeting are: (i) the three nominees for election as Class I directors, J. Lynne Cannon, Carmen M. Penta and William J. Barrett, who, if elected, will serve one-year terms expiring in 2018 and until their successors are duly elected and qualified; (ii) the two nominees for election as Class II directors, James G. Aaron and Antonio L. Cruz, who, if elected, will serve two-year terms expiring in 2019 and until their successors are duly elected and qualified; and (iii) the three nominees for election as Class III directors, Robert F. Mangano, Edwin J. Pisani and Roy D. Tartaglia, who, if elected, will serve three-year terms expiring in 2020 and until their successors are duly elected and qualified.
The number of nominees was determined by the Board of Directors pursuant to the Company’s by-laws. If, for any reason, any nominee for director is unable or unavailable to serve or for good cause will not serve, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board or the size of the Board may be reduced. The Board believes that the named nominees are available, and, if elected, will be able to serve.
DIRECTORS AND EXECUTIVE OFFICERS
The following tables set forth (i) the name, age and class of the nominees for election to director, the names, ages and classes of the directors whose terms extend beyond 2017 and the name and age of the executive officer of the Company who does not also serve as a director of the Company, (ii) the other positions and offices presently held by such persons with the Company, if any, (iii) the period during which such persons have served on the Board of Directors, if applicable, (iv) the expiration of each director’s term as a director if such nominee is elected as a director at the 2017 Annual Meeting and (v) the principal occupations and employment of such persons during the past five years. Additional biographical information for each person follows the tables.
NOMINEES FOR ELECTION AT 2017 ANNUAL MEETING

Name and Position with the Company, if any	Age	Class	Director Since	If Elected, Expiration of Term	Principal Occupation

J. Lynne Cannon	70	I	2016	2018	Chief Executive Officer, Consulting, Princeton Management Development Institute, Trenton, NJ

Carmen M. Penta	72	I	2017	2018	CPA, Partner, Addeo, Polacco & Penta, LLC, Eatontown, New Jersey

William J. Barrett	61	I	2017	2018	Adjunct Professor, LeMoyne College CPA, Retired Partner, Ernst & Young, LLP

James G. Aaron	72	II	2016	2019	Attorney, Partner, Ansell Grimm & Aaron, Ocean Township, NJ

Antonio L. Cruz	61	II	2016	2019	Retired

Edwin J. Pisani	67	III	2016	2020	CPA, Retired Partner, Ernst & Young, LLP

Roy D. Tartaglia	66	III	2016	2020	Retired

Robert F. Mangano, President and Chief Executive Officer	71	III	1999	2020	President and Chief Executive Officer, 1st Constitution Bank/Cranbury, New Jersey

Set forth below is the name of, and certain biographical information regarding, the director nominees.

J. Lynne Cannon has been Chief Executive Officer of the Princeton Management Development Institute, a firm serving biotechnology and pharmaceutical businesses, since 2006. Prior to this, Ms. Cannon served as Global Sr. Vice President of Human Resources for Novartis Biomedical Research Institute and for Bristol Myers Research. Ms. Cannon has more than 30 years of corporate and consulting experience in areas such as global strategic business and human resources management, organizational development and restructuring, executive search and selection and leadership development.   Ms. Cannon holds graduate degrees in Organizational and Counseling Psychology from Columbia University where she has also pursued doctoral studies. Ms. Cannon has been a member of the RWJ Hamilton Board of Directors for more than 16 years, where she has served as the Chair and Vice Chair.

Ms. Cannon is qualified to serve on our Board of Directors because of her education, her business skills and expertise, and her extensive consulting experience as well as service on other boards.

Carmen M. Penta, a Certified Public Accountant, has been a partner in the firm of Addeo, Polacco & Penta, LLC in Eatontown, New Jersey since 2014. From January 1998 to March 2014, Mr. Penta was a partner at EisnerAmper LLP. Prior to that, Mr. Penta was a partner in the accounting firms of Wiener, Penta & Goodman, P.C., and Amper, Politziner & Mattia, P.C., Certified Public Accountants and Consultants. Mr. Penta previously served as a director for Colonial American Bank, where he served as a member of the Colonial American Bank compensation committee and as chairman of the audit committee. Mr. Penta also served as a member of the board of directors of Central Jersey Bancorp from January 26, 2006 until November 30, 2010 when Central Jersey Bancorp was merged with and into Kearny Financial Corp.  Prior to the consummation of the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005, he served as a member of the board of directors of Monmouth Community Bancorp (the predecessor to Central Jersey Bancorp) since its inception.  Mr. Penta also served as a member of the board of directors of Central Jersey Bank, N.A. since its inception. Mr. Penta serves on the board of trustees of the Brookdale Foundation. He is a former member of the Congressional Award Council, a past member of the Advisory Board of Jersey Shore Bank, past Assistant Treasurer for the Long Branch Ronald McDonald House and served on the board of directors of the West Long Branch Sports Association.  He is also a member of the New Jersey Society of Certified Public Accountants, the American Institute of Certified Public Accountants and the Finance Committee of Big Brothers, Big Sisters.  Mr. Penta attended Penn State University and received a B.S. degree from Monmouth University.

Mr. Penta is qualified to serve on our Board of Directors because of his education, his business skills and expertise, and his extensive accounting knowledge, acquired through the years from practicing as a certified public accountant as well as service on other boards.

William J. Barrett, a Certified Public Accountant, retired from Ernst & Young LLP in June 2016, where he was a partner since October 1989. While at Ernst & Young LLP, Mr. Barrett advised clients across a variety of industries, including local, regional and international banks and other financial services organizations. Mr. Barrett has experience in assessing and advising on business technology and technology-related risks, including cybersecurity. Since August 2016, Mr. Barrett has been an adjunct professor at LeMoyne College in Syracuse, NY and a member of its board of trustees and finance and audit committee since 2008. Mr. Barrett has a B.S. degree in Accounting from LeMoyne Collage and an M.B.A. in Finance from Case Western Reserve University.

Mr. Barrett is qualified to serve on our Board of Directors because of his education, his business skills and expertise, and extensive accounting knowledge, and his extensive experience with technology-related risk.

James G. Aaron is a senior member and shareholder in the law firm of Ansell, Grimm &Aaron, P.C., located in Ocean Township, New Jersey, and has been with such law firm since 1996.  Mr. Aaron chairs the firm’s Municipal Law and Bankruptcy Practice Department.  Mr. Aaron is licensed to practice law in the State of New Jersey, the United States District Court for the District of New Jersey, the United States District Court for the Eastern District of New York, and the United States Court of Claims. Mr. Aaron is also vice president and chairman of the board of directors of ERBA Co., Inc. Mr. Aaron presently serves as the municipal attorney for the City of Long Branch and is a member of the Monmouth County and New Jersey State Bar Associations. Mr. Aaron is a founder of Central Jersey Bank, N.A., a federally chartered institution, and served from 1996 until 2010 as a director and member of its executive committee. Mr. Aaron also served as a director of Colonial American Bank, and as chairman of the board of directors of Rumson-Fair Haven Regional Bank (prior to its merger with 1st Constitution Bank in February 2014). Since February 2014, he has served as a director of 1st Constitution Bank, where he serves on the loan, investment, and nominating committees. Mr. Aaron is currently a member of the board of trustees of Monmouth Medical Center, part of the Saint Barnabas Medical System, where he serves on the strategic planning, medical practices, and community action committees. Mr. Aaron is a member of the board of trustees of the Axelrod Performing Arts Center, and has been a long-time member of the board of trustees of Hollywood Golf Club, where he is presently president, in Deal, New Jersey. Mr. Aaron received his B.A. degree from Dickinson College in Carlisle, Pennsylvania and his J.D. from New York University School of Law.

Mr. Aaron is qualified to serve on our Board of Directors because of his education, his business skills and expertise, including service on the board of 1st Constitution Bank, and his extensive legal knowledge, acquired through the years from private legal practice as well as service on other boards.

Antonio L. Cruz has been a director of 1st Constitution Bank since 2003, where he serves on the Loan and Investment Committee and the ALCO Committee. Mr. Cruz was an attorney in private practice in Perth Amboy, NJ. Previously, he served as a general counsel to the Perth Amboy Board of Education and has represented a number of financial institutions as a review attorney in both residential and commercial real estate law. Mr. Cruz was a member of the Hispanic Bar Association of New Jersey in which he served as a member of the board of trustees for many years. Mr. Cruz received his J. D. from Northeastern University School of Law in Boston, MA, and practiced civil litigation and transactional real estate for nearly 28 years.

Mr. Cruz is qualified to serve on our Board of Directors because of his education, his business skills and expertise, including service on the board of 1st Constitution Bank, and his extensive legal knowledge, acquired through the years from private legal practice as well as service on other boards.

Edwin J. Pisani has been a director of 1st Constitution Bank since 2014 and has over forty years of audit and advisory experience in the financial services industry, most recently as the managing partner of Ernst & Young LLP’s Risk Management and Regulatory Consulting practice, from which he retired in June 2014. Mr. Pisani also serves on the boards of directors and audit committees of Peak Offshore Funds, Ballymena Funds and CSCC Trade. Mr. Pisani has a B.S. in electrical engineering from Clarkson University, a Masters of Business Administration from Carnegie Mellon University, and a Masters of Accounting from Northwestern University.

Mr. Pisani is qualified to serve on our Board of Directors because of his education, his business skills and expertise, and his extensive financial and accounting knowledge.

Roy D. Tartaglia was a co-founder and has been a director of 1st Constitution Bank since 1989. Prior to his retirement in 2000, Mr. Tartaglia was the chief executive officer of RTK Group, a telecommunications company, where he oversaw mergers and acquisition activity, operations, finance and marketing functions. Mr. Tartaglia was educated at Brandywine College, and was named to Who’s Who in America Junior Colleges.

Mr. Tartaglia is qualified to serve on our Board of Directors because of his education, his business skills and expertise, including service on the board of 1st Constitution Bank, and his extensive management knowledge, gained through years of serving as a chief executive officer.

Robert F. Mangano is the President and Chief Executive Officer of the Company and of the Bank. Prior to joining the Bank in 1996, Mr. Mangano was President and Chief Executive Officer of Urban National Bank, a community bank in the northern part of New Jersey, for a period of three years and a Senior Vice President of another bank for one year. Prior to such time, Mr. Mangano held a senior position with Midlantic Corporation for 21 years. Mr. Mangano is chairman of the audit committee of the Englewood Hospital Medical Center and serves as a trustee of the board of Englewood Hospital Medical Center.

Mr. Mangano is qualified to serve on our Board of Directors because of his business skills and experience, his extensive knowledge of financial and operational matters acquired from a long and illustrious career working for several banks in increasingly senior roles and leadership positions, and his deep understanding of the Company’s and the Bank’s people and products that he has acquired in over 20 years of service.

DIRECTORS WHOSE TERMS EXTEND BEYOND THE 2017 ANNUAL MEETING

Name and Position with the Company, if any	Age	Class	Director Since	Expiration of Term	Principal Occupation

Charles S. Crow, III, Chairman of the Board	67	I	1999	2018	Attorney, Crow & Cushing/ Princeton, New Jersey

William M. Rue, Director and Corporate Secretary	69	II	2011	2019	Chairman, Chas E. Rue & Son, Inc./Hamilton, New Jersey

Set forth below are the names of, and certain biographical information regarding, the directors of the Company whose terms extend beyond the 2017 Annual Meeting.
Charles S. Crow, III has served as the Chairman of the Board of the Company and of the Bank since March 2005. From February 2000 until May 2005, Mr. Crow served as corporate secretary of the Company. Mr. Crow is a partner in the law firm of Crow & Cushing in Princeton, New Jersey, which is the successor to Crow & Associates. From January 1, 1992 to November 30, 1998, Mr. Crow was a partner in the law firm of Crow & Tartanella in Somerset, New Jersey. Mr. Crow serves as a director of QCM OTUS Fund SPC LTD AFP SP; QCM OTUS Fund SPC GDP SP; Blenheim Commodity Fund, Ltd; Blenheim Global Markets Fund, Ltd.; Blenheim Diversified Dynamic Alpha Fund, Ltd.; Parsoon Opportunity Fund Ltd.; Tenor Opportunity Master Fund Ltd.; Tenor Opportunity Fund Ltd.; Aria Opportunity Fund, Ltd.; and Aria Opportunity Offshore Fund, Ltd. In the past, Mr. Crow has served as a trustee with respect to alternative mutual funds and other registered investment advisory companies registered with the SEC under the Investment Company Act of 1940. The companies mentioned are open-ended fund companies invested in traditional and alternative investments. Mr. Crow is also a director and finance committee member of Centurion Ministries, Inc., a nonprofit entity that seeks to vindicate and free from prison those individuals in North America who are factually innocent of the crimes for which they have been unjustly convicted and imprisoned, and is also a trustee of the Antique Boat Museum in Clayton, New York, serving on the audit and finance committees.

Mr. Crow is qualified to serve on our Board of Directors because of his education, his business skills and expertise, and his extensive legal knowledge, acquired through the years from private legal practice as well as service on other boards.
William M. Rue has served as Chairman of Chas. E. Rue & Son, Inc., an insurance agency which has its principal office in Hamilton, New Jersey, since February 2013, and served previously as its President from 1985 to February 2013. Mr. Rue is a director of The Rue Foundation, a nonprofit corporation, and is a general partner at Rue Brothers, Ltd. Mr. Rue also served as Chairman of Rue Financial Services, Inc., a financial services provider, from 2002 to 2012. Mr. Rue has been a Chartered Property Casualty Underwriter since 1972 and an Associate in Risk Management since 1994. Mr. Rue also serves as a director for each of the following organizations: Selective Insurance Group, Inc. (a Nasdaq Global Select Market listed company), Robert Wood Johnson University Hospital Corporation and Robert Wood Johnson University Hospital at Hamilton (where he sits on the compensation committee). In addition, Mr. Rue is a trustee of Rider University, a nonprofit private university. Mr. Rue is also a Certified Insurance Counselor.
Mr. Rue is qualified to serve on our Board of Directors and brings valuable insight to our Board of Directors as a result of his broad range of business skills and his insurance and financial literacy and expertise. Mr. Rue honed these skills and expertise during his long and successful business career, in which he served as president of an insurance agency and president of a financial services provider, as well as his service on non-profit boards of directors.
Directors
No director of the Company, other than Messrs. Crow and Rue, is also currently a director of any other company with a class of securities registered pursuant to Section 12 of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940.
Each of the above directors of the Company also serves as a director of the Bank.
EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

Name and Position with the Company	Age	Principal Occupation

Stephen J. Gilhooly, Senior Vice President, Chief Financial Officer and Treasurer	64	Senior Vice President and Chief Financial Officer, 1st Constitution Bank/Cranbury, New Jersey

Set forth below is the name of, and certain biographical information regarding, an executive officer of the Company who does not serve as a director of the Company. Our other executive officer, Mr. Mangano, serves as the President and Chief Executive Officer and as a director of the Company.
Stephen J. Gilhooly has been the Senior Vice President and Chief Financial Officer of the Company and the Bank and the Treasurer of the Company since April 1, 2014. Prior to April 1, 2014, Mr. Gilhooly served as the Bank’s Senior Vice President and Chief Financial Officer. Prior to joining the Bank, Mr. Gilhooly most recently served as Senior Vice President and Treasurer of Florida Community

Bank, Weston, Florida, from May 2011 to May 2013. Prior to joining Florida Community Bank, Mr. Gilhooly served as Executive Vice President and Treasurer of the banking subsidiaries of Capital Bank Financial Corporation (formerly North American Financial Holdings) (“CBF”) since September 2010. Prior to its acquisition by CBF, Mr. Gilhooly was Executive Vice President, Treasurer and Chief Financial Officer of TIB Financial Corp. (“TIB”), Naples, Florida, from 2006 to 2010. Prior to joining TIB, Mr. Gilhooly worked for 15 years with Advest, Inc. in New York as Director in its Financial Institutions Group. Mr. Gilhooly earned a B.S. degree in Economics and a M.S. degree in Accounting from the Wharton School of the University of Pennsylvania. He is a Certified Public Accountant and a Chartered Global Management Accountant.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES.
ITEM 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are asking our shareholders to cast an advisory vote to approve the compensation of our named executive officers as disclosed in our proxy statement under “Executive Compensation” and “Termination of Employment and Change in Control” in the tabular and accompanying narrative disclosure regarding named executive officer compensation.

As required by Section 14A(a)(1) of the Exchange Act, our shareholders are entitled to vote at the 2017 Annual Meeting to approve the compensation of the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K (“say on pay vote”). The shareholder vote on executive compensation is an advisory vote only, and is not binding on the Company, the Board of Directors or the Compensation Committee. At our 2013 annual meeting of shareholders held on May 23, 2013, an advisory vote was held on the frequency of the say on pay vote. In such advisory vote, the Company’s shareholders voted to hold an advisory vote on the compensation of the Company’s named executive officers once every year.

Our executive compensation arrangements are designed to enhance shareholder value on an annual and long-term basis. Through the use of base pay as well as annual and long-term incentives, we seek to compensate our named executive officers for their contributions to our short-term and long-term profitability and success and their efforts to increase shareholder value. Please read “Executive Compensation” beginning on page 29 and “Termination of Employment and Change in Control Arrangements” beginning on page 37 of this proxy statement for additional details about our executive compensation arrangements, including information about the 2016 compensation of our named executive officers. We believe that the compensation of our named executive officers for 2016 was consistent with our compensation philosophy and our performance. We are asking our shareholders to indicate their support for our named executive officers’ compensation arrangements as described in this proxy statement. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement.

For the reasons discussed above, the Board recommends that shareholders vote in favor of the following resolution:

“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Shareholders, pursuant to Item 402 of

Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED on an advisory basis.”

The affirmative vote of a majority of votes cast is required to approve the compensation of our named executive officers. Because your vote is advisory, however, it will not be binding upon or overrule any decisions of the Board or Compensation Committee, nor will it create any additional fiduciary duty on the part of the Board or Compensation Committee. This advisory vote also does not seek to have the Board or Compensation Committee take any specific action. However, the Board and the Compensation Committee value the view expressed by our shareholders in their vote on this proposal and will take into account the outcome of the vote when considering executive compensation matters in the future. In considering the outcome of this advisory vote, the Board will review and consider all shares voted in favor of the proposal and not in favor of the proposal. Abstentions and broker non-votes will have no impact on the outcome of this advisory vote.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION
S-K.
ITEM 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has selected BDO USA LLP (“BDO”) as the Company’s independent registered public accounting firm for the 2017 fiscal year. BDO has served as the Company’s independent registered public accounting firm since June 28, 2013. The Company’s shareholders ratified the selection of BDO as the Company’s independent registered accounting firm for the 2016 fiscal year at the Company’s 2016 annual meeting of shareholders on May 26, 2016.
Ratification of the Selection of BDO by Shareholders
In addition to selecting BDO as the Company’s independent registered public accounting firm for the Company’s 2017 fiscal year, the Audit Committee has directed that management submit the selection of the Company’s independent registered public accounting firm for ratification by the Company’s shareholders at the 2017 Annual Meeting.
One or more representatives of BDO are expected to be present at the Annual Meeting. The representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Shareholder ratification of the selection of BDO as the Company’s independent registered public accounting firm is not required by the Company’s by-laws or otherwise. However, the Board is submitting the selection of BDO to shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain BDO. Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted “FOR” the ratification of the selection of BDO as the Company’s independent registered public accounting firm for the Company’s 2017 fiscal year.
Principal Accounting Fees and Services
The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the SEC auditor independence rules require all public accounting firms that audit issuers to obtain pre-approval from their respective audit committees in order to provide professional services without impairing independence.
The fees billed by BDO, the Company’s independent registered public accounting firm, relating to the 2016 and 2015 fiscal years were as follows:

Type of Service	2016	2015
Audit Fees (1)	$309,057	210,619
Audit-Related Fees (2)	12,000	45,024
Tax Fees (3)	21,929	25,146
All Other Fees	-	-
Total	$342,986	280,789

(1)
Includes fees for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q, including out-of-pocket expenses.

(2)	Includes fees for professional services rendered in connection with the Bank’s compliance with the Federal Housing Authority (“FHA”) Title II Single Family Lending Program.

(3)	Includes fees for services rendered for tax compliance.
In accordance with the Sarbanes-Oxley Act, the Audit Committee established policies and procedures under which all audit and non-audit services performed by the Company’s principal accountants must be approved in advance by the Audit Committee. As provided in the Sarbanes-Oxley Act, all audit and non-audit services must be pre-approved by the Audit Committee in accordance with these policies and procedures.
All services described above were approved in accordance with the Audit Committee’s Pre-Approval policy described directly below.
Audit Committee Pre-Approval Procedures
The Audit Committee has adopted a formal policy concerning the pre-approval of audit and non-audit services to be provided by the Company’s independent registered public accounting firm. The policy requires that all services to be performed by the Company’s independent registered public accounting firm, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Audit Committee. The policy permits the Audit Committee to delegate pre-approval authority to one or more members, provided that any pre-approval decisions are reported to the Audit Committee at or prior to its next meeting. Specific services being provided by the independent registered public accounting firm are regularly reviewed in accordance with the pre-approval policy. At subsequent Audit Committee meetings, the Audit Committee receives updates on services being provided by the independent registered public accounting firm, and management may present additional services for approval. Each new engagement of the Company’s independent registered public accounting firm has been approved in advance by the Audit Committee.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S 2017 FISCAL YEAR.

CORPORATE GOVERNANCE
General
The Company is committed to establishing sound principles of corporate governance which promote honest, responsible and ethical business practices. The Company’s corporate governance practices are actively reviewed and evaluated by the Board of Directors and, if requested by the Board of Directors, the Nominating and Corporate Governance Committee of the Board of Directors. This review includes comparing the Board’s current governance policies and practices with those suggested by authorities active in corporate governance as well as the practices of other public companies. Based upon this evaluation, the Board has adopted those policies and practices that it believes are the most appropriate corporate governance policies and practices for the Company.
Board Leadership Structure and Role in Risk Oversight
From January 1, 2016 to June 17, 2016, the Board of Directors was composed of Charles S. Crow, III (Chairman), Robert F. Mangano, William M. Rue, Frank E. Walsh, III and John P. Costas. On June 17, 2016, Messrs. Frank E. Walsh, III and John P. Costas resigned as directors of the Company. On June 20, 2016, the Board of Directors increased the size of the Board of Directors from five members to eight members in accordance with the Company’s By-Laws and elected J. Lynne Cannon to serve as a Class I director, James G. Aaron and Antonio L. Cruz to serve as Class II directors, and Edwin J. Pisani and Roy D. Tartaglia to serve as Class III directors to fill the vacancies on the Board resulting from the resignations of Messrs. Walsh and Costas and the increase in the size of the Board. On November 17, 2016, the Board of Directors increased the size of the Board from eight members to nine members in accordance with the Company’s By-Laws, effective January 1, 2017, and elected Carmen M. Penta as a Class I director to fill the vacancy on the Board resulting from such increase. On February 16, 2017, the Board of Directors increased the size of the Board from nine members to ten members in accordance with the Company’s By-Laws, effective March 1, 2017, and elected William J. Barrett as a Class I director to fill the vacancy on the Board resulting from such increase.
Mr. Crow serves as the Chairman of the Board of the Company and of the Bank, and Mr. Mangano serves as the President and Chief Executive Officer of the Company and of the Bank. We separate the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles, as we have done since prior to the time that we became an SEC reporting company in 2001. The Chief Executive Officer is responsible for implementing the strategic goals of the Company and for the day to day leadership, operations and performance of the Company, while the Chairman of the Board provides strategic guidance to the Chief Executive Officer, presides over meetings of the full Board and, if the Chairman is independent, presides over executive sessions of the independent directors.
Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes, and undertakes in its charter to discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Audit Committee meets periodically with management to discuss policies with respect to risk assessment and risk management and to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. Each of our other Board committees also considers the risk within its area of responsibilities. For example, our Compensation Committee considers the risks that may be implicated by our executive compensation programs.

While our Audit Committee oversees the Company’s risk management processes with input from our Board, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.
Committee Memberships
The Board of Directors maintains an Audit Committee (the “Audit Committee”); a Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee”); and a Compensation Committee (the “Compensation Committee”). The table below provides the current membership for each of these Board committees.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Charles S. Crow, III	X	X	X
William M. Rue	X	X*	X*
Edwin J. Pisani	X*
Roy D. Tartaglia	X
J. Lynne Cannon		X
James G. Aaron		X	X
Antonio L. Cruz			X

X = Committee member; * = Chairman

Director and Nominee Independence

The Board of Directors has affirmatively determined that a majority of the current directors, and of the directors that served in 2016, and all of the respective current members and 2016 members of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee, are “independent” within the meaning of the Nasdaq independence standards. The Board has further determined that the members of the Audit Committee are also “independent” for purposes of Section 10A(m)(3) of the Exchange Act and that each member of the Compensation Committee is an “outside director” within the meaning of Regulation 1.162-27 under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act (“Exchange Act Rule 16b-3”).
The Board has affirmatively determined that each of Messrs. Crow, Rue, Pisani, Tartaglia, Cannon, Aaron, Cruz, Penta and Barrett has no material relationship with the Company affecting his or her independence as a director and that each is “independent” within the meaning of the independence standards established by Nasdaq. In making each of these independence determinations, the Board considered and broadly assessed, from the standpoint of materiality and independence, all of the information provided by each director and nominee in response to detailed inquiries concerning his or her independence and any direct or indirect business, family, employment, transactional or other relationship or affiliation of such director with the Company and considered the deposit and other banking relationships with each director. In making the independence determinations, the Board also considered the following relationships: (i) with respect to Mr. Rue, the Board considered the fact that Chas. E. Rue &

Son, Inc., which is owned and controlled by Mr. Rue, acts as the Company’s insurance broker and that Mr. Rue owns 25% of a real estate partnership that had a loan from the Bank during 2016 that was fully paid in 2016; (ii) with respect to Mr. Crow, the Board considered the fact that certain entities owned or controlled by Mr. Crow are customers of, and conduct banking transactions with, the Bank in the ordinary course of business on customary terms; (iii) with respect to Mr. Aaron, the Board considered the fact that Ansell, Grimm & Aaron, P.C., a law firm where Mr. Aaron is a partner, provided legal services to the Bank, that Mr. Aaron and his spouse have a home equity line of credit with the Bank with no balance outstanding as of December 31, 2016, and that Mr. Aaron has an ownership interest in an entity that has a line of credit with the bank with no balance outstanding as of December 31, 2016; (iv) with respect to Mr. Cruz, the Board considered that Mr. Cruz and his spouse have a residential mortgage with the Bank, that an entity in which Mr. Cruz’s spouse has an ownership interest leases a branch in Perth Amboy, NJ to the Bank, and that certain entities owned or controlled by Mr. Cruz are customers of, and conduct banking transactions with, the Bank in the ordinary course of business on customary terms; (v) with respect to Mr. Tartaglia, the Board considered that Mr. Tartaglia and his spouse have a home equity line of credit with the Bank with no balance outstanding as of December 31, 2016 and that certain entities owned or controlled by Mr. Tartaglia are customers of, and conduct banking transactions with, the Bank in the ordinary course of business on customary terms; and (vi) with respect to Mr. Penta, the Board considered that Mr. Penta has an ownership interest in an entity that has a construction line of credit with the Bank, which upon completion of such construction, will become a permanent amortizing commercial mortgage loan and that Mr. Penta maintains a deposit account with the Bank. These transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present other unfavorable features.
Audit Committee
The Audit Committee is currently comprised of Messrs. Edwin J. Pisani (Chairman), Charles S. Crow, III, William M. Rue and Roy D. Tartaglia. Messrs. Crow and Rue were members of the Audit Committee for all of 2016, and Messrs. Pisani and Tartaglia became members of the Audit Committee effective June 20, 2016 and have served continuously on such committee through the date of this proxy statement. Mr. Pisani was appointed Chairman of the Audit Committee on June 20, 2016 and has served continuously in such capacity through the date of this proxy statement. From January 1, 2016 until his resignation as a director on June 17, 2016, Mr. Frank E. Walsh, III served as Chairman of the Audit Committee. Mr. John P. Costas was also a member of the Audit Committee from January 1, 2016 until his resignation as a director on June 17, 2016.
The Audit Committee serves as a communication point among non-Audit Committee directors, internal auditors, employees of the Company’s independent registered public accounting firm and Company management with respect to, among other things, financial accounting, financial reporting and internal controls. The Audit Committee assists the Board of Directors in fulfilling its responsibilities with respect to accounting policies, internal controls, financial and operating controls, standards of corporate conduct and performance, financial reporting practices and sufficiency of auditing.
The principal functions of the Audit Committee include:

•	assisting the Board in the oversight of the integrity of the Company’s financial statements and its financial reporting processes and systems of internal controls;

•	overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements; and

•
appointing and retaining, compensating and overseeing the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

The Board has determined that all Audit Committee members are able to read and understand financial statements and at least one member has accounting or related financial management expertise in accordance with the applicable Nasdaq rules. The Board has also determined that Edwin J. Pisani qualifies as an “audit committee financial expert” and he serves as the Company’s “audit committee financial expert.” No member of the Audit Committee received any compensation from the Company during fiscal year 2016 other than compensation for services as a director or member of a Committee of the Board.
The Audit Committee charter is not available to security holders on the Company’s website. The Audit Committee charter, which was most recently amended in on December 15, 2016, is included as Appendix A to this proxy statement.
Report of the Audit Committee
The Audit Committee of the Company is currently comprised of four independent directors appointed by the Board of Directors, each of whom is independent for purposes of Audit Committee membership under applicable Nasdaq and SEC rules. Frank E. Walsh, III and John P. Costas were each determined by the Board to be independent for purposes of audit committee membership under applicable Nasdaq and SEC rules during their service as members of the Audit Committee. The Audit Committee operates under the Audit Committee charter, which was adopted in March 2004 and most recently amended on December 15, 2016. The Audit Committee charter provides that the Audit Committee shall have the sole authority to appoint or replace the Company’s independent registered public accounting firm.
Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm performs an annual independent audit of the financial statements and expresses an opinion on the conformity of those financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee’s responsibility is to monitor and oversee these processes and report its findings to the full Board. The Audit Committee assists the Board in monitoring:

•	the integrity of the financial statements of the Company;

•	the independent registered public accounting firm’s qualifications and independence;

•	the performance of the Company’s internal audit function and independent registered public accounting firm; and

•	the compliance by the Company with legal and regulatory requirements.
The Audit Committee reviews the results of the Company’s audit, of its interim quarterly reviews, the overall quality of the Company’s accounting policies and other required communications, including those described by Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight

Board (“PCAOB”). The Company’s independent registered public accounting firm assists management, as necessary, in updating the Audit Committee concerning new accounting developments and their potential impact on the Company’s financial reporting. The Audit Committee also meets six (6) times a year with the Company’s independent registered public accounting firm without management present.
The Audit Committee reviews and discusses with management the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Audit Committee also meets with Company management, without the Company’s independent registered public accounting firm present, to discuss management’s evaluation of the performance of the independent registered public accounting firm.
With respect to fiscal year 2016, the Audit Committee:

•	met with management and BDO and reviewed and discussed the Company’s audited financial statements and discussed significant accounting issues;

•	periodically met with management to review and discuss quarterly financial results;

•	discussed with BDO the scope of its services, including its audit plan;

•	reviewed the Company’s internal control processes and procedures;

•	discussed with BDO the matters required to be discussed by PCAOB Auditing Standard No. 16 (communications with the Audit Committee);

•
received and reviewed the written disclosures and letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence, and discussed with BDO its independence from management and the Company; and

•	reviewed and approved all audit and non-audit services provided by BDO during fiscal year 2016.
Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2016 for filing with the SEC.
Members of the Audit Committee
EDWIN J. PISANI (Chairman)
ROY D. TARTAGLIA
CHARLES S. CROW, III
WILLIAM M. RUE

Compensation Committee
The Compensation Committee is currently comprised of Messrs. William M. Rue (Chairman), Charles S. Crow, III, J. Lynne Cannon and James G. Aaron, each of whom has been determined by the Board to be “independent” within the meaning of the Nasdaq independence standards, and each of whom is an “outside director” within the meaning of Code Section 162(m) and is a “non-employee director” within the meaning of Exchange Act Rule 16b-3. Messrs. Rue and Crow were members of the Compensation Committee for all of 2016, and Messrs. Cannon and Aaron became members of the Compensation Committee effective June 20, 2016 and have served continuously on such committee through the date of this proxy statement. Mr. Rue also served as Chairman of the Compensation Committee for all of 2016 and continues to serve in such capacity. In addition, Messrs. Frank E. Walsh, III and John P. Costas served on the Compensation Committee from January 1, 2016 until they resigned from the Board on June 17, 2016. During their service on the Compensation Committee, Messrs. Frank E. Walsh III and John P. Costas had each been determined by the Board to be “independent” within the meaning of the Nasdaq independence standards, and each of them was an “outside director” within the meaning of Code Section 162(m) and a “non-employee director” within the meaning of Exchange Act Rule 16b-3.
The Compensation Committee reviews and approves the compensation arrangements for the Company’s executives and outside directors. The Compensation Committee administers the Company’s equity incentive plans and makes awards pursuant to those plans.
No Compensation Committee member participates in any of the Company’s employee compensation programs. The Board has determined that none of the current Compensation Committee members has any material business relationships with the Company.
The Compensation Committee charter is not available to security holders on the Company’s website. The Compensation Committee charter, which was most recently amended on December 15, 2016, is included as Appendix B to this proxy statement.
Role of the Compensation Committee
The Compensation Committee is appointed by the Board of Directors. Subject to the final review and approval by the Board, the Compensation Committee evaluates, determines and approves the compensation of the Company’s Chief Executive Officer, its principal accounting officer and outside directors. The Compensation Committee administers the Company’s equity plans. The Compensation Committee also has overall responsibility for monitoring, on an ongoing basis, the executive compensation policies, plans and programs of the Company. The Compensation Committee may delegate its authority relating to non-employee director compensation to a subcommittee consisting of one or more members when appropriate.
Compensation Committee Process and Role of Management
The Compensation Committee generally holds two regularly scheduled in-person meetings a year and additional meetings as appropriate, either in person or by telephone. Generally, the Compensation Committee Chairman works with management in establishing the agenda for Compensation Committee meetings. Management also prepares and submits information during the course of the year for the consideration of the Compensation Committee, such as management’s proposed recommendations to the Compensation Committee for performance measures and proposed financial targets, management’s proposed recommendations to the Compensation Committee for salary increases, management’s performance evaluations of executive officers, and other data and information, if requested by the Compensation Committee.
Although many of the compensation decisions are made during the Compensation Committee’s annual review process, the compensation planning process spans throughout the year. Subject to the final review and approval by the Board, the Compensation Committee reviews and approves the Company’s goals and objectives relevant to the Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of those goals and objectives at least once per year and determines the Chief Executive Officer’s compensation level based on this evaluation. The Chief Executive Officer is not present during voting or deliberations with respect to his compensation. On an annual basis, the Compensation Committee also reviews and approves base salary, annual incentive compensation and long-term equity-based compensation of the other executive officer of the Company.
Risk Assessment of Compensation Programs

The Compensation Committee discusses, evaluates and reviews with the Company’s senior risk officer all of our employee compensation programs in light of the risks posed to us by such programs and how to limit such risks and to assess whether any aspect of these programs would encourage any employees to manipulate reported earnings to enhance their compensation and assess whether any aspect of these programs would encourage the Company’s senior executive officers to take any unnecessary or excessive risks that could threaten the value of the Company. Included in the analysis are such factors as (i) the appropriate levels of “fixed” and “variable” or “at risk” compensation, (ii) the appropriate levels of long-term incentive compensation between service-based and performance-based compensation and (iii) the risk and performance criteria, if any, attached to the awards under employee compensation plans. Based on this assessment, the Compensation Committee determined that the Company’s executive compensation programs are not reasonably likely to encourage the Company’s senior executive officers to take unnecessary or excessive risks that could have a material adverse effect on the Company.

Compensation Committee Advisors
The Compensation Committee charter grants the Compensation Committee full authority to engage compensation consultants and other advisors to assist it in the performance of its responsibilities. Prior to retaining, or seeking advice from, a compensation consultant or other advisor, the Compensation Committee must consider the independence of such compensation consultant or other advisor, taking into consideration the factors set forth in the Compensation Committee charter. A compensation consultant retained by the Compensation Committee reports directly to the Compensation Committee.
The Compensation Committee relies on management and outside advisers for staff work and technical guidance in conducting its affairs. It retains full authority to engage independent third party advisers. In 2016, the Compensation Committee engaged Pearl Meyer & Partners, LLC (the “Compensation Consultant”) as compensation consultant to the Compensation Committee to conduct independent studies and provide recommendations with respect to executive and employee compensation. The Compensation Consultant’s primary role with the Company is as independent adviser to the Compensation Committee on matters relating to executive and employee compensation. The Compensation Committee assessed the independence of the Compensation Consultant and determined that its work for the Compensation Committee has not raised any conflict of interest.
In 2016, the Compensation Consultant provided services to the Compensation Committee, including (i) a refreshed compensation review for up to 10 executive officers of the Company and/or the

Bank, including the Company’s named executive officers, (ii) an assessment of the Bank’s compensation components compared to survey and peer group data and (iii) recommendations for total compensation opportunity guidelines (i.e., base salary and short and long-term incentive targets). The Compensation Consultant does not provide any services to the Company or any of its subsidiaries other than the services provided to the Compensation Committee.
Director Compensation Process
A discussion of the Company’s determination of director compensation is included in the “Director Compensation” section of this proxy statement.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is currently comprised of Messrs. William M. Rue (Chairman), Charles S. Crow, III, James G. Aaron and Antonio L. Cruz. Messrs. Rue and Crow were members of the Nominating and Corporate Governance Committee for all of 2016, and Messrs. Aaron and Cruz became members of the Nominating and Corporate Governance Committee effective June 20, 2016 and have served continuously on such committee through the date of this proxy statement. Mr. Rue also served as Chairman of the Compensation Committee for all of 2016 and continues to serve in such capacity. In addition, Messrs. Frank E. Walsh, III and John P. Costas served on the Nominating and Corporate Governance Committee from January 1, 2016 until they resigned from the Board on June 17, 2016. The Nominating and Corporate Governance Committee is responsible for recommending, for consideration by the Board, candidates to serve as directors of the Company as well as the re-election of current directors. The committee also reviews recommendations from shareholders regarding director candidates and corporate governance. The procedure for submitting recommendations of director candidates is set forth below under the caption “Selection of Director Candidates.”
In accordance with the marketplace rules of the Nasdaq Global Market, the Nominating and Corporate Governance Committee is currently, and was during 2016, composed entirely of independent and non-management members of the Board of Directors.
The Nominating and Corporate Governance Committee charter is not available to security holders on the Company’s website. The Nominating and Corporate Governance Committee charter, which was most recently amended on December 15, 2016, is included as Appendix C to this proxy statement.

Selection of Director Candidates
The Nominating and Corporate Governance Committee has established a policy regarding the consideration of director candidates, including those recommended by shareholders. The Nominating and Corporate Governance Committee, together with the President and other Board members, will, from time to time as appropriate, identify the need for new Board members. Particular proposed director candidates who satisfy the criteria set forth below and otherwise qualify for membership on the Board will be identified by the Nominating and Corporate Governance Committee. In identifying candidates, the Nominating and Corporate Governance Committee will seek input and participation from the President, other Board members, and other appropriate sources, to ensure that all points of view can be considered and the best possible candidates can be identified. The Nominating and Corporate Governance Committee may also, as appropriate, engage a search firm to assist it in identifying potential candidates. Members of the Nominating and Corporate Governance Committee, the President and other Board members, as appropriate, may personally interview selected director candidates and provide input to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will determine which candidate(s) are to be recommended to the Board for approval.
Diversity is one of the factors that the Nominating and Corporate Governance Committee considers in identifying nominees for director. This means that the Nominating and Corporate Governance Committee seeks nominees for recommendation who bring a variety of business backgrounds, experiences and perspectives to the Board. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a broad diversity of experience, professions, skills, geographic representations, knowledge and abilities that will allow the Board to fulfill its responsibilities. In selecting director nominees for recommendation, the Nominating and Corporate Governance Committee considers all aspects of a potential nominee’s background, including educational background, gender, business and professional experience, and particular skills and other qualities. The goal of the Nominating and Corporate Governance Committee is to identify individuals who will enhance and add valuable perspective to the Board and who will help us capitalize on business opportunities in a challenging and highly competitive market. The Nominating and Corporate Governance Committee has not adopted a formal diversity policy with regard to the selection of director nominees.
Shareholders wishing to submit a director candidate for consideration by the Nominating and Corporate Governance Committee must submit the recommendation to the Secretary, 1st Constitution Bancorp, P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512, in writing, not less than 90 days prior to the first anniversary date of the preceding year’s annual meeting. The request must be accompanied by the same information concerning the director candidate and the recommending shareholder as described in Article I, Section 9 of the Company’s By-laws for shareholder nominations for director. The Nominating and Corporate Governance Committee may also request any additional background or other information from any director candidate or the recommending shareholder as it may deem appropriate. Nothing above shall limit a shareholder’s right to propose a nominee for director at an annual meeting in accordance with the procedures set forth in the Company’s By-laws.
All directors play a critical role in guiding the Company’s long-term business strategy and in overseeing the management of the Company. Board candidates are considered based on various criteria which may change over time and as the composition of the Board changes. The following factors, at a minimum, are considered by the Nominating and Corporate Governance Committee as part of its review of all director candidates and in recommending potential director candidates to the Board:

•	appropriate mix of educational background, professional background and business experience to make a significant contribution to the overall composition of the Board;

•	global business and social perspective;

•
if the Committee deems it applicable, whether the candidate would be considered a financial expert or financially literate, as described in SEC or Nasdaq rules, or an audit committee financial expert, as defined by the Sarbanes-Oxley Act of 2002;

•
if the Committee deems it applicable, whether the candidate would be considered independent under Nasdaq rules and the Board’s additional independence guidelines set forth in the Company’s Corporate Governance Guidelines;

•	demonstrated character and reputation, both personal and professional, consistent with the image and reputation of the Company;

•	willingness to apply sound and independent business judgment;

•	ability to work productively with the other members of the Board; and

•	availability for the substantial duties and responsibilities of a director of the Company.
Attendance at Board Meetings, Committee Meetings, and Annual Meetings
In fiscal year 2016, the Board of Directors of the Company and the Bank held 16 meetings, the Audit Committee held seven meetings, the Compensation Committee held three meetings and the Nominating and Corporate Governance Committee held one meeting. Each director attended at least 75% of the aggregate meetings of the Board of Directors and the committees of which such director was a member.
Our current director attendance policy provides that unless there are mitigating circumstances, such as medical, family or business emergencies, Board members are expected to participate in all Board meetings and all meetings of committees on which the director is a member and to attend the annual meeting of shareholders. All but one member of the Board at the time of last year’s annual meeting of shareholders attended such annual meeting of shareholders.
Executive Sessions of Non-Management Directors
Our Corporate Governance Guidelines, which were adopted in March of 2004 and most recently amended on December 15, 2016, require non-management directors to meet in executive sessions at least two times per year. At each executive session, the Chairman of the Board will preside at the executive session. In the event the Chairman of the Board is not available, the Chairman of the Audit Committee, the Compensation Committee or the Nominating and Corporate Governance Committee will preside in his or her place. Eight executive sessions of non-management directors were held in 2016.

Shareholder Communications Process
The Board of Directors provides a process for security holders to send communications to the Board. Information regarding the Company’s process for shareholders to communicate with the Board of Directors and the manner in which such communications are forwarded is available on the Company’s website located at www.1stconstitution.com, under “Investor Relations”.
Code of Business Conduct and Ethics and Corporate Governance Guidelines
The Company has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) which applies to the Company’s Chief Executive Officer and principal financial and accounting officer and to all other Company directors, officers and employees. The Company filed its Code of Conduct as an exhibit to its 2003 Annual Report on Form 10-K filed with the SEC on March 25, 2004. The Company will disclose any substantive amendments to, or waivers from, provisions of the Code of Conduct made with respect to the chief executive officer or principal financial and accounting officer in a Current Report on Form 8-K filed with the SEC.
The Company has also adopted Corporate Governance Guidelines which are intended to provide guidelines for the governance of the Company by the Board and its committees.
STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS
The following table sets forth information concerning the beneficial ownership of the Company common stock, as of April 5, 2017, by each director/nominee, by the Company’s named executive officers, by all directors and executive officers as a group, and by any individual or group owning 5% or more of Company common stock, if any. Except as noted below, the Company knows of no person or group that beneficially owns 5% or more of Company common stock. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares of Company common stock.

	Amount and nature of beneficial ownership	(1)	Percent of Class
Name of Beneficial Owner - Principal Shareholders (2)
Banc Fund VII L.P., Banc Fund VIII L.P. and Banc Fund IX L.P.	625,332	(3)	7.79%
Name of Beneficial Owner – Directors and Executive Officers
Robert F. Mangano	551,326	(4)	6.83%
William M. Rue	250,295	(5)	3.12%
Charles S. Crow, III	91,245	(6)	1.14%
Edwin J. Pisani	18,100	(7)	*
Roy D. Tartaglia	103,876	(8)	1.29%
J. Lynne Cannon	2,394	(9)	*
James G. Aaron	12,249	(10)	*
Antonio L. Cruz	131,150	(11)	1.63%
Carmen M. Penta	4,498	(12)	*
William J. Barrett	100	(13)	*
Stephen J. Gilhooly	7,840	(14)	*
All Directors and Executives Officers of the Company as a Group (11 Persons)	1,173,073	(15)	14.53%

* Less than 1%

(1)
The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial interest” set forth in SEC regulations and, accordingly, may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as the individual, as well as other securities as to which the individual has or shares voting or investment power. Beneficial ownership may be disclaimed as to some of the shares. A person is also deemed to beneficially own shares of Company common stock which such person does not own but has a right to acquire presently or within sixty days after April 5, 2017. As of April 5, 2017, there were 8,027,342 shares of Company common stock outstanding.

(2)
All correspondence to beneficial owners listed in this table except for Banc Fund VII L.P., Banc Fund VIII L.P., and Banc Fund IX L.P. is sent care of the Company to its principal executive office at P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512.

(3)
Based on information provided in a Schedule 13G/A filed jointly on February 14, 2017. Banc Fund VII L.P. beneficially owns 174,850 shares, Banc Fund VIII L.P. beneficially owns 325,806 shares and Banc Fund IX L.P. beneficially owns 124,676 shares. The shares in question may be deemed beneficially owned by The Banc Funds Company, L.L.C., which is the general partner of MidBanc VII L.P., MidBanc VIII L.P and MidBanc IX L.P. MidBanc VII L.P. is the general partner of Banc Fund VII L.P., MidBanc VIII L.P. is the general partner of Banc Fund VIII L.P. and MidBanc IX L.P. is the general partner of Banc Fund IX L.P. Charles J. Moore is the president and principal shareholder of The Banc Funds Company, L.L.C. and manager of Banc Fund VII L.P., Banc Fund VIII L.P. and Banc Fund IX L.P. The address of each of Banc Fund VII L.P., Banc Fund VIII L.P., Banc Fund IX L.P., MidBanc VII L.P., MidBanc VIII L.P., MidBanc IX L.P., The Banc Funds Company, L.L.C. and Mr. Moore is c/o The Bank Funds Company, L.L.C., 20 North Wacker Drive, Suite 3300, Chicago, IL 60606.

(4)
Includes 455,328 shares owned directly by Mr. Mangano, options to purchase 41,034 shares of Company common stock, which are currently exercisable or that will become exercisable within sixty days after April 5, 2017, and 54,964 unvested shares of restricted stock issued to Mr. Mangano under the Company’s 2005 Equity Incentive Plan and 2013 Equity Incentive Plan, which may be voted immediately upon grant.

(5)
Includes 200,629 shares owned directly by Mr. Rue, 1,000 unvested shares of restricted stock issued to Mr. Rue under the Company’s 2015 Directors Stock Plan, which may be voted immediately upon grant, 42,615 shares held by Mr. Rue’s wife and 6,051 shares held by Chas. E. Rue & Sons, Inc., over which Mr. Rue may be deemed to have beneficial ownership.

(6)
Includes 42,325 shares owned directly by Mr. Crow, 1,000 unvested shares of restricted stock issued to Mr. Crow under the Company’s 2015 Directors Stock Plan, which may be voted immediately upon grant, 37,185 shares held by Crow & Cushing Profit Sharing Plan, 5,494 shares held by Crow Family Associates, LLC, 3,588 shares held in accounts for Mr. Crow’s grandchildren, and 1,653 shares held in Mr. Crow’s wife’s IRA account, over which Mr. Crow may be deemed to have beneficial ownership.

(7)
Includes 17,100 shares owned directly by Mr. Pisani and 1,000 unvested shares of restricted stock issued to Mr. Pisani under the Company’s 2015 Directors Stock Plan, which may be voted immediately upon grant.

(8)
Includes 39,340 shares owned directly by Mr. Tartaglia, 1,000 unvested shares of restricted stock issued to Mr. Tartaglia under the Company’s 2015 Directors Stock Plan, which may be voted immediately upon grant, 21,300 shares held in Mr. Tartaglia’s IRA account, and 42,236 shares held by the Tartaglia Family Trust, over which Mr. Tartaglia may be deemed to have beneficial ownership.

(9)
Includes 1,394 shares owned directly by Ms. Cannon and 1,000 unvested shares of restricted stock issued to Ms. Cannon under the Company’s 2015 Directors Stock Plan, which may be voted immediately upon grant.

(10)
Includes 6,525 shares owned directly by Mr. Aaron, 1,000 unvested shares of restricted stock issued to Mr. Aaron under the Company’s 2015 Directors Stock Plan, which may be voted immediately upon grant, 2,362 shares held by ERBA Co Inc., and 2,362 shares held by the Aaron Family Partnership and Investment Company, over which Mr. Aaron may be deemed to have beneficial ownership.

(11)
Includes 130,150 shares owned directly by Mr. Cruz and 1,000 unvested shares of restricted stock issued to Mr. Cruz under the Company’s 2015 Directors Stock Plan, which may be voted immediately upon grant.

(12)	Includes 4,498 shares owned directly by Mr. Penta.

(13)	Includes 100 shares owned directly by Mr. Barrett.

(14)
Includes 315 shares owned directly by Mr. Gilhooly, options to purchase 3,265 shares of Company common stock, which are currently exercisable or that will become exercisable within sixty days after April 5, 2017, and 4,260 unvested shares of restricted stock issued to Mr. Gilhooly under the Company’s 2013 Equity Incentive Plan, which may be voted immediately upon grant.

(15)
Includes options to purchase 44,299 shares of Company common stock, which are currently exercisable or that will become exercisable within sixty days after April 5, 2017, and 66,224 unvested shares of restricted stock, which may be voted immediately upon grant.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Based on a review of the copies of reports furnished to the Company, the Company believes that during the year ended December 31, 2016, all officers, directors and 10% beneficial owners complied with applicable Section 16(a) filing requirements except (i) Edwin J. Pisani, who inadvertently filed one late Form 4 reporting purchases of Company common stock, and (ii) Stephen J. Gilhooly, who inadvertently filed one late Form 4 reporting a grant of restricted Company common stock.
DIRECTOR COMPENSATION
The following table details the compensation paid to our non-employee directors for the year ended December 31, 2016.
NON-EMPLOYEE DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	All Other Compensation ($) (2)	Total ($)

Charles S. Crow, III	15,000	25,380	0	848	41,228

William M. Rue	10,500	12,690	0	1,030	24,220

Frank E. Walsh, III (3)	5,000	10,152	0	197	15,349

John P. Costas (4)	4,000	0	0	140	4,140

Edwin J. Pisani (5)	8,500	12,690	0	203	21,393

Roy D. Tartaglia (6)	13,500	12,690	0	1,351	27,541

J. Lynne Cannon (7)	6,500	12,690	0	407	19,597

James G. Aaron (8)	13,000	12,690	0	0	25,690

Antonio L. Cruz (9)	10,500	12,690	0	472	23,662

Carmen M. Penta (10)	0	0	0	0	0

William J. Barrett (11)	0	0	0	0	0

____________________

(1)
The amounts listed in this column reflect the dollar amount to be recognized for financial statement reporting purposes, calculated in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating these values may be found in Note 1 of the Notes to Consolidated Financial Statements in our 2016 Annual Report on Form 10-K.

(2)	The amounts listed in this column reflect imputed income attributable to Bank Owned Life Insurance (“BOLI”) for our directors under the Directors’ Insurance Plan described in the narrative below.

(3)	Mr. Walsh resigned on June 17, 2016 and was no longer a director as of such date.

(4)	Mr. Costas resigned on June 17, 2016 and was no longer a director as of such date.

(5)	Mr. Pisani was elected a director on June 20, 2016.

(6)	Mr. Tartaglia was elected a director on June 20, 2016.

(7)	Ms. Cannon was elected a director on June 20, 2016.

(8)	Mr. Aaron was elected a director on June 20, 2016.

(9)	Mr. Cruz was elected a director on June 20, 2016.

(10)	Mr. Penta was elected a director on November 16, 2016, with his service as a director to be effective as of January 1, 2017, and did not receive any compensation for the year ended December 31, 2016.

(11)	Mr. Barrett was elected a director on February 16, 2017, with his service as a director to be effective as of March 1, 2017, and did not receive any compensation for the year ended December 31, 2016.

Processes, Procedures and Rationale
The Compensation Committee periodically reviews the appropriateness and competitiveness of the compensation of non-employee directors. Subject to approval by the Board of Directors, the Compensation Committee is responsible for establishing policies that govern non-employee director compensation and for implementing, administering and interpreting non-employee director compensation plans, programs and policies. The Compensation Committee may delegate its authority relating to non-employee director compensation to a subcommittee consisting of one or more members when appropriate.
As part of this process, the Compensation Committee regularly reviews the structure, composition and operation of the Board and its committees and annually asks for comments from all directors concerning the Board’s performance. The Board also considers the significant amount of time spent by the directors in their duties for the Company. The Board, in consultation with the Compensation Committee, then determines the form and amount of non-employee directors’ compensation.
Compensation Paid to Board Members
Non-employee directors receive a combination of cash and equity compensation. Mr. Mangano, currently the only management director on the Board, does not receive any separate compensation for his services as a director.

Cash Compensation
During 2016, non-employee directors of the Company were compensated for services rendered in such capacity at the rate of $500 per Board meeting and $500 per Board committee meeting attended.
Non-employee directors of the Company are also eligible to participate in the Directors’ Insurance Plan and Messrs. Charles S. Crow, III, William M. Rue, Edwin J. Pisani, Roy D. Tartaglia, Antonio L. Cruz, and Ms. J. Lynne Cannon currently participate in the plan. See “Directors’ Insurance Plan” below. No cost of this benefit is allocable to any individual director.
Stock Grants
The Company currently maintains the 1st Constitution Bancorp 2015 Directors Stock Plan, an equity plan for its non-employee directors (which is discussed under the heading “Equity Plans” below) (the “2015 Directors Plan”). In 2016, each non-employee director received a grant of 1,000 shares of common stock under the 2015 Directors Plan. Messrs. Pisani, Tartaglia, Aaron, Cruz and Ms. Cannon received such grants as directors of the Bank and prior to their election to the Board. Mr. Crow received a grant of an additional 1,000 shares of common stock for his service as Chairman of the Board and prior to his resignation from the Board, Mr. Walsh received a grant of an additional 800 shares of common stock for his service as Chairman of the Audit Committee, each of which vested immediately upon grant. All other grants to non-employee directors in 2016 vest in equal installments on the first anniversary and second anniversary of the grant date, provided that the recipients of the grants are serving as directors of the Company on such anniversaries of the grant date.
Directors’ Insurance Plan
The Company adopted the 1st Constitution Bancorp Directors’ Insurance Plan (the “Directors’ Insurance Plan”), which was effective as of October 1, 2002 and amended as of February 19, 2004 and June 16, 2005. The Directors’ Insurance Plan covers all individuals who were members of the Board of Directors of the Company or of the Bank (who were not also employees of the Company or the Bank) on the effective date. Thereafter, members of the Board of Directors of the Company or of the Bank become participants in the Directors’ Insurance Plan after completion of ten years of service as a member of the applicable Board of Directors (provided that they are not then employed by the Company or the Bank) or at such earlier time as determined by the Board of Directors of the Company.
Under the Directors’ Insurance Plan, a covered individual is provided with life insurance coverage in the amount of one hundred thousand dollars. Coverage will remain in effect even if the individual’s service as a member of the Board of Directors ceases.
The premiums for the Directors’ Insurance Plan and the Company’s Executive Life Insurance Program (which is discussed below under “Executive Life Insurance Program”) were paid by the Company in October 2002, October 2005, October 2011, October 2012 and June 2016. There were no premium payments made in 2015, and a premium of $300,000 was paid in 2016. The Company has all ownership rights to the policies and all cash values thereunder.
The Directors’ Insurance Plan may be amended, suspended or terminated at any time, except that (i) any amendment, suspension or termination of the Directors’ Insurance Plan with respect to a particular director that is not applicable to all other participants does not require the approval of the particular director, and no such amendment, suspension or termination with respect to a particular director shall become effective with respect to the particular director without his or her approval unless “Cause” (as defined in the Directors’ Insurance Plan) exists with respect to a particular director, and (ii) termination may not occur without the consent of an affected director following a “Change of Control” (as defined in the Directors’ Insurance Plan). The Directors’ Insurance Plan may be terminated or suspended (in whole or in part), nevertheless, at any time if failure to terminate or suspend the Plan would subject the Company, its officers or its directors to sanctions by a regulatory agency.
Mr. James G. Aaron does not participate in the Directors’ Insurance Plan. Pursuant to an agreement with the Company, the Company has provided a death benefit to Mr. Aaron equal to $100,000 in lieu of providing him with a Bank Owned Life Insurance Policy. In 2016, the Company incurred an expense of $57,897 related to the death benefit provided to Mr. Aaron.

EXECUTIVE COMPENSATION
This section of the proxy statement explains our compensation program for (i) our principal executive officer and (ii) our other most highly-compensated executive officer, whom we refer to collectively in this proxy statement as our “named executive officers.” The Company has elected to prepare this proxy statement and our past annual and periodic reports as a “smaller reporting company” consistent with rules of the SEC. The Company met the accelerated filer requirements as of the end of its fiscal year ended December 31, 2016 pursuant to Rule 12b-2 of the Exchange Act. However, pursuant to Rule 12b-2 and SEC Release No. 33-8876, the Company (as a smaller reporting company transitioning to the larger reporting company system) is not required to satisfy the larger reporting company disclosure requirements until its first Quarterly Report on Form 10-Q for the fiscal year ending December 31, 2017 and has elected to use the “smaller reporting company” rules issued by the SEC regarding the disclosure of executive compensation in this proxy statement. Under these rules, the Company provides executive compensation disclosure for our named executive officers, including a Summary Compensation Table for the fiscal years ended December 31, 2016 and 2015, an Outstanding Equity Awards at Year End Table and certain narrative disclosures.
Summary Compensation Table
The table below summarizes the total compensation paid to or earned by each of the Company’s named executive officers for the fiscal years ended December 31, 2016 and 2015.
SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (1)	Bonus	Stock Awards (2)	Option Awards (2)	All Other Compensation		Total
		($)	($)	($)	($)	($)		($)

Robert F. Mangano	2016	592,250	450,000	300,938	–	71,110	(3)	1,414,298
President and CEO	2015	575,000	320,000	196,020	–	74,535	(3)	1,165,555

Stephen J. Gilhooly	2016	210,000	20,000	25,080	12,579	11,244	(4)	278,903
Senior Vice President, CFO and Treasurer	2015	200,000	15,000	17,625	–	10,470	(4)	243,095

_______________

(1)
Amounts include compensation deferred under the Company’s 401(k) Plan as follows: In fiscal year 2016, our named executive officers deferred the following amounts into the Company’s 401(k) Plan: Mr. Mangano - $20,342 and Mr. Gilhooly - $20,378. In fiscal year 2015, our named executive officers deferred the following amounts into the Company’s 401(k) Plan: Mr. Mangano - $23,907 and Mr. Gilhooly - $23,908.

(2)
Amounts shown in these columns reflect the aggregate grant date fair value of restricted stock awards and option awards, as determined in accordance with FASB ASC Topic 718. Additional information concerning our accounting for restricted stock and options granted in 2016 is included in Note 1 and Note 15 of the Notes to Consolidated Financial Statements in our 2016 Annual Report on Form 10-K and additional information concerning our accounting for restricted stock and options granted in 2015 is included in Note 1 and Note 16 of the Notes to Consolidated Financial Statements in our 2015 Annual Report on Form 10-K.

(3)
Includes: (i) the value of the Company’s match of employee contributions under our 401(k) Plan; (ii) imputed income attributable to BOLI; (iii) the cost to the Company of providing additional long term disability coverage; (iv) the annual cost to the Company of a country club membership; and (v) the value of the Company provided automobile of $42,762 for 2016 and $41,084 for 2015. The Company calculates the aggregate incremental cost to the Company for the provision to Mr. Mangano of the Company provided car as the sum of the total cost of the automobile attributable to the fiscal year, including lease payments, plus maintenance costs, insurance and fuel paid by the Company. This amount has not been reduced to reflect the costs attributable to business use. Mr. Mangano is taxed on the imputed income attributable to personal use of the Company car and does not receive tax assistance from the Company with respect to these amounts.

(4)	Includes: (i) the value of the Company’s match of employee contributions under our 401(k) Plan and (ii) the value of an automobile reimbursement allowance.
Employment Agreement
On July 12, 2010, the Company, upon the authorization of the Compensation Committee, entered into a three-year employment agreement with Mr. Mangano (the “2010 Employment Agreement”), commencing as of July 1, 2010, which replaced Mr. Mangano’s prior employment agreement with the Company, dated as of February 22, 2005.
The 2010 Employment Agreement is subject to automatic one year extensions and originally provided that the term of employment could not be extended beyond Mr. Mangano’s seventieth (70th) birthday. Effective as of April 4, 2014, the 2010 Employment Agreement was amended (i) to provide that any such automatic one year extensions may not be extended beyond Mr. Mangano’s seventy-second (72nd) birthday and (ii) to provide that (a) the Company will not be obligated to make any payments under the 2010 Employment Agreement in violation of any law, regulation or Nasdaq requirement applicable to the Company or the Bank and (b) any payments made under the 2010 Employment Agreement may be subject to claw back pursuant to any law, regulation or Nasdaq requirement applicable to the Company or the Bank or any policy adopted by the Board of Directors pursuant to any such laws, regulations or Nasdaq requirements. Effective as of April 12, 2016, the 2010 Employment Agreement was further amended to provide that any such automatic one year extensions may not be extended beyond Mr. Mangano’s seventy-third (73rd) birthday.
Effective as of April 7, 2017, the 2010 Employment Agreement was further amended to (i) eliminate the provision that requires the term of the Employment Agreement, as amended, to end on Mr. Mangano’s seventy-third (73rd) birthday; (ii) clarify that notice by the Company to Mr. Mangano of its intention to not extend the term of the Employment Agreement must be given no less than ninety (90) days prior to July 1st, in which case the term of the Employment Agreement will then expire on the day prior to the second anniversary of that July 1st and Mr. Mangano will not be entitled to any severance or other payments after the expiration and termination of the Employment Agreement; (iii) provide that upon Mr. Mangano’s retirement, the Company will offer Mr. Mangano the opportunity to enter into a consulting agreement with the Company, pursuant to which he will provide consulting services to the Company for no more than fifteen (15) hours per calendar month and be paid no salary other than reimbursement of expenses, for at least as long as is necessary for his unvested restricted stock and restricted stock units to vest; (iv) provide that upon Mr. Mangano’s retirement, options to purchase stock granted to Mr. Mangano pursuant to a stock equity plan of the Company will vest as provided in the stock equity plan or a grant agreement, but restricted stock and restricted stock unit awards granted to Mr. Mangano pursuant to a stock equity plan of the Company will not vest upon retirement, but in the event that Mr. Mangano enters into a consulting agreement with the Company immediately following his retirement under which he provides consulting services to the Company, then his restricted stock and restricted stock unit awards will not be forfeited upon his retirement, and the consultancy period will be treated as continued employment for purposes of vesting of his restricted stock and restricted stock units; (v) clarify that in the event of a conflict between the terms of the Employment Agreement, as amended, and the terms of any of the Company’s stock equity plans or any grant agreement, relating to Mr. Mangano’s retirement, the terms of the Employment Agreement, as amended, will control; and (vi) remove provisions in the Employment Agreement, as amended, relating to the Troubled Asset Relief Program’s Capital Purchase Program (the “CPP”), and references to the CPP, because the Company is no longer subject to the compensation provisions of the CPP.
Pursuant to the terms of the 2010 Employment Agreement, as amended, Mr. Mangano continues to serve as the President and Chief Executive Officer, and as a director, of each of the Company and the Bank, and:

•
received an annual base salary for 2016 of $592,250, plus a cash bonus of $450,000. The 2010 Employment agreement provides that Mr. Mangano’s annual cash bonus is limited to 50% of his annual base salary. The Compensation Committee, however, determined for 2016 to award a bonus equal to 76% of Mr. Mangano’s base salary in recognition of exceptional performance, including the results of the Bank’s regulatory examination in 2016;

•	will participate in the Company’s stock equity plans on at least an annual basis;

•
is entitled to participate in the employee benefit plans maintained by the Company and the Bank, including the 401(k) program, the medical insurance and reimbursement program, the group term life insurance program, the group disability program, and the Company’s Supplemental Executive Retirement Plans; and

•
is entitled to reimbursement for reasonable out-of-pocket business expenses, the use of an automobile, a country club membership and reimbursement for reasonable moving costs associated with his relocation to the market area of the Bank.

Under the 2010 Employment Agreement, as amended, Mr. Mangano is also entitled to receive the severance and other termination benefits described under the heading “Termination of Employment and Change in Control Arrangements” in this proxy statement.
Mr. Mangano will be subject to a restrictive covenant upon termination. Pursuant to the restrictive covenant, Mr. Mangano may not, during the remaining term of the 2010 Employment Agreement, as amended, or for one year following the termination or discontinuation of his employment, serve as an officer, director or employee of any community bank, savings association or mortgage company with principal offices in Middlesex, Mercer or Somerset County, New Jersey, and which offers products and/or services from offices in Middlesex, Mercer or Somerset County, New Jersey that compete with those offered by the Bank.
Executive Life Insurance Program
The Company entered into a life insurance arrangement with several executives, including Mr. Mangano, in 2002. Under the terms of the individual life insurance agreements, the covered employees obtain current life insurance protection while employed, and cash value accumulates under the underlying policies. In the event that a covered employee terminates employment with the Company, coverage and all rights of the employee under the agreement and the policies cease, unless the employee had both attained age 60 and completed 10 years of service with the Company (including years of service prior to implementation of the agreements) at the time of termination of employment, in which case coverage will remain in effect until death. In the event of a change of control (as defined in the agreements) prior to termination of employment, coverage will remain in effect until death. Coverage will cease in the event of termination of employment for cause (as defined in the agreements). The Company pays all premiums with respect to the policies.
The Company owns the policies and all cash values thereunder. Upon the death of the covered employee, if the agreement is still in effect, the death proceeds will be used by the Company to pay to the insured’s beneficiary an amount equal to three times the covered employee’s annual base salary (not including bonus or other forms of compensation) in effect at the time of his or her death or retirement, minus amounts payable by reason of any other group term insurance coverage provided by the Company. The Company is entitled to all other amounts payable under the policies. During 2016, Mr. Mangano was a party to an individual life insurance agreement. At December 31, 2016, the death benefit for Mr. Mangano was $1,727,500.
Perquisites and Other Personal Benefits
Our named executive officers receive certain personal benefits in connection with their employment with the Company. To facilitate the business-related travel of our Chief Executive Officer, the Company provided Mr. Mangano with a late-model automobile, which he continues to use for this purpose. In addition, the Company pays for the operation and maintenance of this automobile, which is valued at cost to the Company. Mr. Gilhooly receives an automobile reimbursement allowance. Mr. Mangano was also reimbursed for a golf club membership and a social membership at a country club located near the Company’s main office, which facilities are used by Mr. Mangano for business meetings from time to time.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR-END

	Option Awards(1)				Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (3)	Number of Securities Underlying Unexercised Options (#) Unexercisable (3)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (3)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Robert F. Mangano
	2,981	0	$9.73	12/20/17	12,403 a	$231,936
	4,219	0	$7.47	01/02/19	14,884 b	$278,326
	33,834	0	$5.63	09/22/21	25,120 c	$469,744

Stephen J. Gilhooly
	1,984	1,323	$9.30	04/02/24	1,260 d	$23,562
	210	840	$11.98	01/03/26	2,000 e	$37,400

(1)
All option awards reflected in these columns are vested, with the exception of Mr. Gilhooly’s option grants which are scheduled to vest 20% at grant and 20% in annual increments on the first four anniversaries of the date of grant. Each option has a ten year term.

(2)
All stock awards reflected in these columns represent restricted stock grants, which vest in 25% annual increments on the first four anniversaries of the date of grant. Vested shares are subject to certain transferability restrictions. The following table provides the grant date for each restricted stock award reflected above.

(3)

Footnote Reference	Grant Date
a	01/06/14
b	01/02/15
c	01/03/16
d	07/26/15
e	07/28/16

Equity Compensation Plan Information at 2016 Fiscal Year-End

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved By Security Holders	165,801	$7.35	201,153

Equity Compensation Plans Not Approved By Security Holders	–	$ –	–

Total	165,801	$7.35	201,153

2015 Directors Stock Plan
The 1st Constitution Bancorp 2015 Directors Stock Plan (the “2015 Directors Plan”) was adopted by the Board of Directors of the Company on March 19, 2015 and was approved by our shareholders on May 21, 2015. The 2015 Directors Plan is administered by the Compensation Committee, which determines the terms of each grant under the plan.
Under the 2015 Directors Plan, the Company may grant participants stock options or shares of restricted stock relating to an aggregate maximum of 52,500 shares (as adjusted for all stock dividends) of the Company’s common stock. Awards may be granted under the 2015 Directors Plan only to non-employee directors of the Company or directors of any of the Company’s subsidiaries or affiliates.
The exercise price of options granted under the 2015 Directors Plan must equal at least the fair market value of the Company common stock at the time of grant. The number of shares of Company common stock covered by the 2015 Directors Plan, and the amount and grant price for each award, shall be proportionally adjusted for any increase or decrease in the number of issued shares of Company common stock resulting from the subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.
Except as otherwise determined by the Board, upon termination of service as a director during the applicable restriction period, restricted stock that is at that time subject to restrictions will be forfeited and reacquired by the Company, except that the Board may, in its sole determination, waive the restrictions or forfeiture conditions relating to restricted stock.
As of March 31, 2017, there were no options to purchase shares of Company common stock outstanding under the 2015 Directors Plan. As of March 31, 2017, grants of 12,790 restricted shares of Company common stock (as adjusted for all stock dividends) have been previously made under the 2015

Directors Plan and 39,710 shares (as adjusted for all stock dividends) remain available for future issuance under the 2015 Directors Plan.
2013 Equity Incentive Plan

The 1st Constitution Bancorp 2013 Equity Incentive Plan (the “2013 Plan”) was adopted by the Board of Directors of the Company on March 21, 2013 and was approved by our shareholders on May 23, 2013. A total of 406,822 shares (as adjusted for all stock dividends) have been reserved and are available for delivery in connection with awards under the 2013 Plan; however, the total number of shares which may be issued and delivered in connection with awards that are granted as incentive stock options (“ISOs”) is limited to 220,500 (as adjusted for all stock dividends). Shares delivered under the 2013 Plan shall be authorized and unissued shares or treasury shares, or partly out of each, as shall be determined by the Board of Directors of the Company. Shares subject to an award under the 2013 Plan that are canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the participant will again be available for awards, but with respect to shares reserved and available for ISOs, only to the extent consistent with applicable regulations relating to ISOs under the Code.
The 2013 Plan is administered by the Compensation Committee, which determines the terms of each grant under the plan. Under the 2013 Plan, the Company may grant participants stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”) or such other awards as the Compensation Committee may determine to employees of the Company or any subsidiary or affiliate, including any executive officer or employee director of the Company, a consultant or other person who provides substantial services to the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an award until such person has commenced employment with the Company or a subsidiary or affiliate. Non-employee directors shall not be eligible to participate in the 2013 Plan.
Participants are limited in any year to awards under the 2013 Plan relating to no more than 110,250 shares per type of award (that is, options, restricted stock and other awards).
The exercise price per share purchasable under an option shall not be less than the fair market value of a share of Company common stock on the date of grant of the option. The Compensation Committee shall determine the term of each option, provided, that no option may have a term in excess of ten years from the date of grant. The Compensation Committee shall determine the time or times at which, or the circumstances under which, an option may be exercised, in whole or in part, the methods by which such exercise price may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, stock, other awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property, and the methods by or forms in which Company common stock will be delivered or deemed to be delivered in satisfaction of options.

The Compensation Committee may grant SARs in tandem with an option or on a freestanding basis. Upon exercise of a SAR, the participant will be entitled to payment of the positive difference in value between the exercise price and the fair market value of a share of Company common stock on the date of exercise. The exercise price will be at least equal to the fair market value of a share of Company common stock as of the date of grant. The Compensation Committee shall determine the term of each SAR, provided that no SAR may have a term in excess of ten years from the date of grant. The Compensation Committee shall determine the time or times at which, or the circumstances under which, a

SAR may be exercised, in whole or in part, the methods by which the SAR may be settled, including, without limitation, cash or stock, and all other terms and conditions of the SAR.

The Compensation Committee will determine the period over which restricted stock and RSUs will vest, and will impose such restrictions on transferability, risk of forfeiture and other restrictions as the Compensation Committee may, in its discretion, determine. Delivery of stock (or cash equivalent) in connection with the lapse of restrictions with respect to RSUs shall occur at such times as the Compensation Committee shall determine. Unless restricted by the Compensation Committee, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon. In the case of RSUs, no shares of stock shall be issued at the time an award is made, and the Compensation Committee shall determine whether such award of RSUs will be credited with dividends paid on shares of the Company’s common stock during the applicable restricted period.

The Compensation Committee is authorized to grant such other awards to participants as the Compensation Committee, in its discretion, may determine; provided, however, that such other awards shall comply with applicable federal and state securities laws, the Code, as applicable, and Nasdaq Listing Rules applicable to the Company. The Compensation Committee shall determine the terms, conditions, restrictions and other provisions of such other awards.

The 2013 Plan contains customary anti-dilution provisions pursuant to which the Compensation Committee may, in such manner as it may deem equitable, make certain adjustments in the event of a stock dividend, stock split, recapitalization or other similar transaction, including adjustments to the aggregate number of shares that may be issued under the 2013 Plan and the number of shares available for grant as ISOs.

As of March 31, 2017, there were 40,944 options to purchase shares of Company common stock (as adjusted for all stock dividends) under the 2013 Plan. As of March 31, 2017, grants of 242,636 restricted shares of Company common stock (as adjusted for all stock dividends) have been previously made under the 2013 Plan and 123,243 shares (as adjusted for all stock dividends) remain available for future issuance under the 2013 Plan.

2005 Equity Incentive Plan
The 1st Constitution Bancorp 2005 Equity Incentive Plan (the “2005 Plan”) was adopted by the Board of Directors of the Company on February 17, 2005 and was approved by our shareholders on May 19, 2005. Following the adoption of the 2013 Plan by shareholders on May 23, 2013, (i) the Compensation Committee discontinued granting awards under the 2005 Plan; (ii) no shares that currently remain available for future grant under the 2005 Plan will be added to the number of shares available for grant under the 2005 Plan; and (iii) none of the shares that may be returned to the 2005 Plan in accordance with its provisions will be added to the number of shares available for grant under the 2005 Plan.
The 2005 Plan is administered by the Compensation Committee, which determines the terms of each grant under the plan. Under the 2005 Plan, the Company was able to grant participants stock options, restricted stock, or other awards determined by the Compensation Committee relating to an aggregate maximum of 474,304 shares of the Company’s common stock (as adjusted for all stock dividends). Participants were limited in any year to awards under the 2005 Plan relating to no more than 24,541 shares per type of award (that is, options, restricted stock, and other awards) (as adjusted for all stock dividends), plus the amount of the participant’s unused annual limit relating to the same type of award as of the close of the previous year, subject to future adjustment.
Awards were granted under the 2005 Plan to employees of the Company or any subsidiary or affiliate, including any executive officer or employee director of the Company, a consultant or other person who provided substantial services to the Company or a subsidiary or affiliate, and any person who had been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee did not receive any payment or exercise any right relating to an award until such person had commenced employment with the Company or a subsidiary or affiliate. Non-employee directors were not eligible to participate in the 2005 Plan.
The exercise price of options granted under the 2005 Plan must equal the fair market value of Company common stock at the time of grant, and the term of any option cannot exceed 10 years after the date of the grant. The number of shares of Company common stock covered by the 2005 Plan, and the amount and grant price for each award, were proportionally adjusted for any increase or decrease in the number of issued shares of Company common stock resulting from the subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.
As of March 31, 2017, there were 131,738 options to purchase shares of Company common stock (as adjusted for all stock dividends) outstanding under the 2005 Plan. As of March 31, 2017, grants of 59,170 restricted shares of Company common stock (as adjusted for all stock dividends) have been previously made under the 2005 Plan. As a result of the adoption of the 2013 Plan by shareholders on May 23, 2013, no shares are available for future grant under the 2005 Plan.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS
Supplemental Executive Retirement Plans
The Company maintains two Supplemental Executive Retirement Plans. The 1st Constitution Bancorp Supplemental Executive Retirement Plan was established on October 1, 2002 (“Old SERP”), and the 1st Constitution Bancorp 2005 Supplemental Executive Retirement Plan was established as of January 1, 2005 (the “New SERP” and, collectively with the Old SERP, the “SERP”). The SERP provides nonqualified pension benefits to certain executives who have been designated by the Compensation Committee as participants in the SERP.
Under the SERP, a participant vests in his benefits at a rate of 10% for each full year of service with the Company. Upon completing 10 years of service, a participant is 100% vested in his benefits under the SERP. Notwithstanding the foregoing, a participant will become 100% vested in his benefits upon his normal retirement date, death or disability while he is employed with the Company, or upon a change of control. If a participant is terminated for cause, all of his benefits under the SERP will be forfeited. The Board, in its sole discretion, has the ability to accelerate the vesting of the pension benefit payable to any participant of the New SERP.
On December 21, 2006, the Board approved an amendment that had the effect of freezing the Old SERP effective as of December 31, 2004. The Company concurrently adopted the New SERP, effective as of January 1, 2005, which is administered by the Compensation Committee. All unvested benefit liabilities were transferred to the New SERP. Executives employed by the Company and/or the Bank who are designated by the Compensation Committee as participants are eligible to participate in the New SERP. At the time that the Old SERP was frozen, Mr. Mangano was a participant. Mr. Mangano is fully vested in his benefits under the SERP. In connection with the SERP, for 2016 and 2015, respectively, the Company incurred expenses of $251,588 and $48,846 for Mr. Mangano, which amounts are not reflected in the Summary Compensation Table above. Future participants could be added to the New SERP by future action of the Compensation Committee.
The Company’s primary rationale for freezing the Old SERP and adopting the New SERP was to make its supplemental executive retirement plan fully compliant with the requirements of Section 409A of the Code. Failure to comply with Section 409A would have resulted in adverse tax consequences for the plan’s participants.
The New SERP also increased the annual nonqualified pension benefit that certain current participants will be entitled to receive following termination of employment. The New SERP benefit is generally equal to the participant’s final base compensation, multiplied by a multiplier percentage selected for such participant by the Compensation Committee. Benefits under the New SERP are offset by benefits accrued under the Old SERP.
A participant’s benefits under the SERP as of his normal retirement date (65th birthday) is equal to the percentage multiplier established by the Compensation Committee for each participant times the participant’s final base compensation. The percentage multiplier used to calculate benefits under the old SERP is 50% for Mr. Mangano. The percentage multiplier used to calculate benefits under the New SERP is 55% for Mr. Mangano. Final base compensation means a participant’s highest annual rate of base compensation in effect for the twelve month period prior to his termination from employment. Bonuses, overtime pay, commissions, other extraordinary payments, reimbursements or other expense allowances, equity compensation, fringe benefits (cash and non-cash), moving expenses, deferred compensation, and welfare benefits are excluded, and amounts contributed to the Company’s 401(k) plan and cafeteria plan are included in the determination of final base compensation. Notwithstanding the foregoing, if a participant dies while employed by the Company before age 65 and before a change in control, final base compensation will be determined as of the date of death, as adjusted by 4% annual increases until age 65.
Mr. Mangano reached normal retirement age in 2010 but has not notified the Company with respect to any intention to retire.
Generally, a participant elects a form of payment at the time they become eligible to participate in the SERP. In the event that a participant commences payment of his benefit under the SERP at or following age 65 (or following a change of control), the participant will be entitled to a lifetime annuity with a 15-year minimum guaranteed payout period, or a lump sum that is the actuarial equivalent thereof. For payments commencing prior to age 65 (assuming no change of control), the participant will be entitled to a 15-year guarantee payout (but without a life annuity), or a lump sum that is the actuarial equivalent thereof.
If a participant terminates employment as a result of becoming disabled, he will be entitled to an unreduced benefit commencing on his normal retirement date. The benefit under the SERP will be paid as a lifetime annuity with a 15-year minimum guaranteed payout period or a lump sum payment that is the actuarial equivalent thereof.
If a participant dies before payment of his benefits under the SERP commences and while employed with the Company or after separating from service with the Company as a result of disability, his beneficiary will receive a lump sum payment equal to the actuarial equivalent of the benefits payable at the later of the participant’s normal retirement date or death. If a participant dies after payment of his benefits under the SERP has commenced, his beneficiary will receive a lump sum payment equal to the actuarial equivalent of the remaining benefits.
Lump sum payments are equal to the amount of the monthly annuity multiplied by a factor derived from the actuarial equivalent factors (mortality table and interest rate). These factors are determined by the Compensation Committee and are based upon market conditions. Currently, the mortality table being used is the RP-2000 Annuity Mortality Table and the interest rate is 4.0%.
Payments from the New SERP may be delayed upon a participant’s termination of employment, in accordance with Section 409A of the Code.
Change in Control Payments and Benefits
As discussed in more detail in the narrative following the Summary Compensation Table of this proxy statement, the Company has entered into an employment agreement with Mr. Mangano which contains change in control provisions. Under his employment agreement, Mr. Mangano is entitled to certain payments and benefits upon the occurrence of certain triggering events that result in the executive’s termination.
Mr. Mangano’s 2010 Employment Agreement, as amended, provides for a lump-sum payment and other benefits to Mr. Mangano if he is terminated within 12 months after a change in control for reasons other than for cause, death or disability or if Mr. Mangano terminates his employment for any reason. Mr. Mangano’s 2010 Employment Agreement, as amended, also provides for the payment of a lump-sum payment and other benefits to Mr. Mangano if he is terminated other than for cause or quits for “good reason” other than in the 12-month period following a change in control.
Also, under the terms of the 2005 Plan, occurrence of a change in control (as defined in the 2005 Plan) results in immediate acceleration of vesting and exercisability of unvested stock options and accelerated vesting of restricted stock awards, even if termination of employment has not occurred. This “single trigger” acceleration assures the named executive officers that the Company cannot claim that the option or restricted stock award expired on termination of employment. The terms of the 2013 Plan similarly provide for “single trigger” acceleration of outstanding awards upon a change in control (as defined in the 2013 Plan) unless otherwise provided by the Compensation Committee.
Our named executive officers are not generally entitled to receive any incremental payments or benefits if the officer voluntarily initiates the termination of employment with the Company, with the exception of termination for “good reason” as noted above.
We have an employment agreement with Mr. Mangano because we want to retain his services in case a change in control becomes a possibility. Often when this happens, executive officers become distracted by personal concerns about how they will be affected by the change. Our employment agreement with Mr. Mangano provides financial security in the face of a possible major event requiring his concentrated efforts.
With this in mind, we have structured the occurrence of a change in control in Mr. Mangano’s 2010 Employment Agreement, as amended, using a very broad definition of that term. The events defined in the agreement as changes in control are as follows:

•	Outsider stock accumulation. A change in control is generally deemed to occur if a person or business entity acquires more than 35% of our common stock.

•
Outsider tender/exchange offer. A change in control is generally deemed to occur upon the first purchase of our common stock made under a tender offer or exchange offer by a person or entity that is not our “affiliate.”

•
Business combination transaction. A change in control is generally deemed to occur if our shareholders approve a merger or consolidation with another company, other than a merger or consolidation where the Company is the surviving entity, and the merger or consolidation does not result in the reclassification or reorganization of shares or change the composition of the Board, other than the addition of not more than three additional directors.

•	Asset sale. A change in control is generally deemed to occur if our shareholders approve a sale or disposition of all or substantially all of our assets, or those of our banking subsidiary.

•	Dissolution/Liquidation. A change in control is generally deemed to occur if we adopt a plan of dissolution or liquidation.

•
Board turnover. A change in control is generally deemed to occur if we experience a substantial and rapid turnover in the membership of our Board of Directors. This means that changes in Board membership occurring within any period of 2 consecutive years result in two-thirds (2/3) of our Board members not being “continuing directors.” A “continuing director” is a Board member who was serving as such at the beginning of the 2-year period, or one who was nominated or elected by the vote of at least 2/3 of the “continuing directors” who were serving at the time of his/her nomination or election.

•
Controlling influence. A change in control is generally deemed to occur if any person or group within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act exercises a controlling influence over the management or policies of the Company.

•	Control of election. A change in control is generally deemed to occur if any person acquires, either directly or indirectly, control over the election of a majority of the Company’s directors.
“Cause” for termination of a named executive officer’s employment means a conviction of a felony or a lesser criminal offense involving moral turpitude, the willful commission of an act that, in the Board’s judgment, causes or will likely cause substantial economic damage to the Company or injury to the business reputation of the Company, the commission of an act of fraud in the performance of the named executive officer’s duties, a failure by the named executive officer to perform employment duties, or an order of a federal or state regulatory agency or court of competent jurisdiction requiring the termination of employment of the named executive officer.
Under Mr. Mangano’s 2010 Employment Agreement, as amended, “good reason” includes any of the following actions by us:

•	We materially reduce Mr. Mangano’s responsibilities or authority (including reporting responsibilities);

•	We materially reduce Mr. Mangano’s base salary or benefits;

•	We materially breach Mr. Mangano’s 2010 Employment Agreement, as amended, and that breach is not cured within 30 days after he notifies the Company of the breach;

•	We require Mr. Mangano to change the location at which he must perform his services to the Company; or

•	We assign Mr. Mangano duties and responsibilities that constitute a material diminution as compared to those previously assigned to him.
Under Mr. Mangano’s 2010 Employment Agreement, as amended, if Mr. Mangano is terminated without cause, or quits for any reason, within 12 months after a change in control, Mr. Mangano becomes entitled to a benefit of a lump sum amount equal to three times the aggregate of his then base salary plus a projected annual cash bonus, to be paid in one lump sum within 10 days after termination, except that such payment may be delayed until the first day of the seventh month after termination, as may be required by Section 409A of the Code.
Under Mr. Mangano’s 2010 Employment Agreement, as amended, if Mr. Mangano is terminated without cause, or quits for good reason, other than in the 12-month period following a change in control, Mr. Mangano becomes entitled to a benefit equal to double the aggregate of his base salary plus any appropriate cash bonus on an annual basis at the rate then in effect. Under Mr. Mangano’s 2010 Employment Agreement, as amended, this amount is payable in one lump sum within 10 days after the termination, except that such payment may be delayed until the first day of the seventh month after termination, as may be required by Section 409A of the Code.
In the event that any severance payments would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Mr. Mangano as a result of such excise tax, Mr. Mangano will be entitled to receive a gross-up to offset any such amounts. This is an additional payment by us to the named executive officer to offset the excise tax the named executive officer has to pay, as well as any tax on the “gross-up” payment itself.
CERTAIN TRANSACTIONS WITH MANAGEMENT
Transactions with Related Persons
The Company, through its subsidiary, the Bank, has made loans to its directors and executive officers and their affiliates and, assuming continued compliance with generally applicable credit standards, it expects to continue to make such loans. All of these loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2016 and 2015, the Bank had total loans and loan commitments outstanding to directors and executive officers and their affiliates of $1,906,667 and $869,511, respectively, or approximately 1.82% and 0.91% of total shareholder’s equity, respectively, at such dates. As of December 31, 2016 and 2015, no director or executive officer of the Company or their affiliates was in default under any loan transaction with the Company or the Bank.
The Board has determined that other than the transactions described in the preceding paragraph, no transactions occurred since the beginning of 2015 involving any director, director nominee or executive officer of the Company, any known 5% shareholder of the Company or any immediate family member of any of the foregoing persons (together “related persons”) that would require disclosure as a “related person transaction.”
SHAREHOLDER PROPOSALS
New Jersey corporate law requires that the notice of shareholders’ meeting (for either a regular or special meeting) specify the purpose or purposes of the meeting. Thus, any substantive proposal, including shareholder proposals, must be referred to in the Company’s notice of shareholders’ meeting for the proposal to be properly considered at a shareholders’ meeting.
Proposals of shareholders which are eligible under the rules of the Securities and Exchange Commission to be included in the Company’s 2018 proxy materials must be received by the Corporate Secretary of the Company no later than December 25, 2017.
If the Company changes the date of its 2018 annual meeting of shareholders to a date more than 30 days from the anniversary of the date of its 2017 Annual Meeting, then the deadline for submission of shareholder proposals will be changed to a reasonable time before the Company begins to print and mail its proxy materials. If the Company changes the date of its annual meeting in a manner that alters the deadline, the Company will so state under Part II, Item 5 of the first Quarterly Report on Form 10-Q it files with the SEC after the date change, or will notify its shareholders by another reasonable method.
Under our By-laws, written notice of shareholder nominations to the Board of Directors must be delivered to the Company’s Secretary not less than 90 days prior to the first anniversary of the preceding year’s annual meeting of shareholders. Accordingly, any shareholder who wishes to have a nomination considered at the 2018 annual meeting of shareholders must deliver a written notice (containing the information specified in our By-laws regarding the shareholder and the proposed action) to the Company’s Secretary by February 24, 2018.
OTHER MATTERS
As of the date of this proxy statement, the Board is not aware of any other matters that may come before the Annual Meeting. However, in the event such other matters come before the meeting, the persons named on the white proxy card will have the discretion to vote on those matters using their best judgment.
Shareholders are urged to vote by Internet or sign the enclosed proxy and return it in the enclosed envelope. The proxy is solicited on behalf of the Board.
By Order of the Board of Directors

ROBERT F. MANGANO
President and Chief Executive Officer
A copy of the annual report to shareholders for the fiscal year ended December 31, 2016 accompanies this proxy statement. The annual report is a combined report with the Company’s Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2016 filed with the SEC. The Company will provide copies of the exhibits to the Form 10-K upon payment of a reasonable fee, upon receipt of a request addressed to the Corporate Secretary, 1st Constitution Bancorp, 2650 Route 130 North, Cranbury, New Jersey 08512.

Appendix A

1ST CONSTITUTION BANCORP
AUDIT COMMITTEE CHARTER

Purpose
The Audit Committee is appointed by the Board to assist the Board in monitoring: (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditor, and (4) the compliance by the Company with legal and regulatory requirements. The term “Company” as used herein means 1st Constitution Bancorp.
The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.
Committee Membership
The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq and applicable federal law. At least one member of the Audit Committee shall qualify as a “financial expert” in accordance with applicable SEC rules.
The members of the Audit Committee shall be appointed by the Board on the recommendation of the Company’s Nominating Committee. One of the members shall be appointed Audit Committee Chairperson by the Board of Directors. Audit Committee members may be replaced by the Board.
Committee Authority and Responsibilities
The Audit Committee is to serve as a focal point for communication among non-committee directors, the independent auditor, internal auditor and the Company's management, as their duties relate to financial accounting, reporting and internal controls. The Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies, internal, financial and operating controls, ensuring adequate policies, practices and procedures to properly safeguard the security of the Company’s and its subsidiaries’ physical assets and personnel, standards of corporate conduct and performance, reporting practices of the Company and its subsidiaries and the sufficiency of auditing relative thereto. It is to be the Board's principal agent in assuring the independence and adequacy of the Company's independent auditor, internal audit department and any outsourced internal audit functions, the integrity of the Company's management and the adequacy of disclosure to shareholders.
The Audit Committee shall have the sole authority to appoint or replace the independent auditor and shall have principal responsibility on the behalf of the Board for the oversight of the independent auditor. The Audit Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditor. The Audit Committee shall consult with management but shall not delegate these responsibilities.
The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may when appropriate delegate authority to one or more of its members or to one or more subcommittees.
The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend meetings of the Audit Committee or to meet with any members of or advisors or consultants to

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the Audit Committee. The Audit Committee shall meet with management, with the internal auditors and with the independent auditor in separate executive sessions at least quarterly.
The Audit Committee shall provide regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.
The Audit Committee shall:
Financial Statement and Disclosure Matters

1.
Review and discuss with management and with the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.
Review and discuss with management and with the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.
Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance, and discuss with management and with the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, the development, selection and disclosure of critical accounting policies and practices, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements.

4.
Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as prospective financial information and earnings guidance provided to analysts and rating agencies.

5.	Discuss with management and the independent auditor the effect on the Company’s financial statements of regulatory and accounting initiatives as well as any off-balance sheet structures.

6.
Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

7.
Prepare the “Audit Committee Report” required by the SEC to be included in the Company’s annual proxy statement every year, indicating that the members have reviewed and discussed the audited financial statements and the quality of earnings with management, discussed with the independent auditor the matters required by the requirements of the Public Company Accounting Oversight Board (the “PCAOB”), and received from the independent auditor the written disclosures and letter required by the PCAOB.

8.
Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s Forms 10-K and Forms 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a role in the Company’s internal controls.

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9.
Annually review and discuss with management and the independent auditor management’s assessment and report of the effectiveness of the Company’s internal control structure over financial reporting and the independent auditor’s attestation report on internal controls over financial reporting related to Section 404 of the Sarbanes-Oxley Act of 2002. Discuss deficiencies in internal control over financial reporting with the independent auditor deemed to be significant deficiencies or material weaknesses, and management’s remediation plans to address significant deficiencies and material weaknesses. As needed, review the certifications and statements required to be filed or submitted to governmental authorities pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations thereunder.

10.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 16 relating to the conduct of the audit. In particular, discuss:
(a) the adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

(b)	the management letter provided by the independent auditor and the Company’s response to that letter.

(c)
any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Oversight of the Company’s Relationship with the Independent Auditor

1.	Review the experience and qualifications of the senior members of the independent auditor team.

2.
Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality control procedures, (b) any material issues raised by the most recent quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

3.	Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm on a regular basis.

4.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account.

5.	Discuss with the independent auditor any issues on which the national office of the independent auditor has been consulted by the independent auditor’s audit team.
6.Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

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7.	Discuss and determine with the independent auditor that no restrictions were placed on the scope of the independent auditor’s examination or on the efficient completion of audits.

8.	Review with the independent auditor accounting adjustments that were noted or proposed but determined to be immaterial.

Oversight of the Company’s Internal Audit Function

1.	Periodically review the functions, responsibility and performance of the internal auditing team.

2.	Review significant reports to management prepared by the internal auditing department and management’s responses.

3.	Discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.
Compliance Oversight Responsibilities

1.	Obtain from the independent auditor assurance that Section 10A (“Audit Requirements”) of the Securities Exchange Act of 1934 has not been implicated.

2.
Obtain reports from management, the Company’s internal auditing team and the independent auditor that the Company and its subsidiaries are in conformity with applicable legal requirements and with the Company’s code of business conduct and ethics.

3.	Review and, if appropriate, approve all material transactions with affiliated entities or other related parties or persons.

4.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

5.	Discuss with the Company’s legal counsel any legal matters that may have a material impact on the financial statements or the Company’s compliance policies.
Procedures For Employee And Other Third Party Complaints And Inquiries
The Audit Committee is responsible for establishing, and periodically reviewing, procedures for:
(1)the receipt, retention and treatment of any complaints received by the Company or its subsidiaries concerning any accounting, internal controls, or auditing matters; and
(2)the submission by any Company employee of any claims or concerns regarding questionable accounting or auditing matters.
The Audit Committee will work with the Company’s internal audit staff in developing these procedures. The Company’s internal audit staff and the senior financial staff will be responsible for insuring that any material claim or other communication concerning the foregoing matters is brought to the attention of the Chairperson of the Audit Committee.

4

Limitation of Audit Committee’s Role
While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.
The Audit Committee encourages its members to participate in continuing education programs to maintain their expertise given the growing complexity of accounting standards and financial reporting rules. The Audit Committee believes it is important for its members, at their individual discretion, to attend educational programs related to their duties as Audit Committee members, at the Company’s expense, on an ongoing basis to enable them to better perform their duties and to recognize and deal appropriately with issues that arise.

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Appendix B

1ST CONSTITUTION BANCORP
COMPENSATION COMMITTEE CHARTER

Purpose
The Compensation Committee (“Committee”) is appointed by the Board of Directors (the “Board”) of 1st Constitution Bancorp (the “Company”) to assist the Board with respect to the compensation of the Company’s and its subsidiaries’ officers and its outside directors. The Committee has overall responsibility for evaluating and approving salary, incentive compensation and equity compensation for the Chief Executive Officer of the Company (“CEO”) and the other officers of the Company and its subsidiaries and for evaluating and recommending to the full Board the compensation levels of non-employee directors of the Company and its subsidiaries.
The Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s annual proxy statement.
Committee Membership & Processes
The Committee shall consist of no fewer than three members, all of whom shall be non-management directors. The Committee shall undertake reasonable efforts to confirm to the Board that (i) each member of the Committee shall meet the applicable independence requirements set forth in the Nasdaq Stock Market rules, subject to any exceptions therein, and (ii) at least two members shall meet the “non-employee director” standard of Rule 16b-3 under the Securities Exchange Act of 1934 (“Rule 16b-3”) and the “outside director” standard of Section 162(m) of the Code (“Section 162(m)”). Any member of the Committee who does not meet the “non-employee director” or “outside director” standard shall recuse him or herself from any Committee deliberations or actions required for purposes of Section 16 or Section 162(m), respectively.
The members of the Committee shall be appointed and removed or otherwise replaced by the Board. Vacancies on the Committee may be filled by the Board in its discretion. One member of the Committee shall be appointed by the Board to serve as Chairperson of the Committee.
The Committee shall conduct its business in accordance with this charter, the Company’s Certificate of Incorporation and By-laws and any direction by the Board. The Committee shall meet as often as it determines, but not less than twice annually.
A majority of the members of the Committee shall constitute a quorum for the transaction of any business at any Committee meeting. If a quorum is present when a vote is taken, then the affirmative vote of a majority of Committee members present shall constitute an act of the Committee.
Committee Authority and Responsibilities

1.
The Committee shall annually review and approve for the CEO and the other officers of the Company and its subsidiaries, (a) the annual base salary level, (b) the annual incentive opportunity level, (c) any long-term incentive opportunity level, (d) equity compensation awards and (e) any other special compensation. The CEO may not be present during voting or deliberations by the Committee relating to the CEO’s performance or compensation.

2.
The Committee shall regularly review and recommend to the Board the compensation of non-employee directors for their service on the Board and on Committees of the Board of the Company and its subsidiaries, including any additional compensation for chairpersons.

1

3.
The Committee shall administer all equity compensation plans of the Company in which officers, directors or employees of the Company or its subsidiaries may participate, unless otherwise determined by the Board.

4.
The Committee shall review and approve all equity compensation plans and amendments, and seek Board approval for such plans, prior to submitting such plans to shareholders for approval pursuant to Nasdaq Stock Market rules.

5.
The Committee shall review annually an assessment of any potential conflicts of interest raised by the work of any compensation consultant who played a role in determining or recommending officer or director compensation and determine whether any proxy disclosure of a conflict of interest is required.

6.
The Committee shall establish and oversee a policy allowing the Company to recover compensation from executive officers in accordance with such policy and Section 954 of the Dodd-Frank Act and Section 304 of the Sarbanes-Oxley Act of 2002.

7.
The Committee shall ensure that the compensation, fees and benefits of the Company are being operated in a manner consistent with applicable laws, rules and regulations and do not create an unsafe and unsound practice that could provide any executive officer, employee or director with excessive compensation, fees and/or benefits, and that the compensatory arrangements could not lead to a material financial loss to the Company.

8.	The Committee may when appropriate delegate authority to one or more members or to one or more subcommittees established by the Committee.

9.	The Committee shall make regular reports to the Board.

10.	The Committee shall review and reassess the adequacy of this charter annually and recommend to the Board any proposed changes.

11.	The Committee shall annually review its own performance and report to the Board.
Advisors
The Committee may, in its sole discretion, retain or obtain the advice of any compensation consultant, legal counsel or financial, accounting or other advisor, including Company officers or employees (“Advisor”) to assist it in the evaluation of officer and outside director compensation levels and as it otherwise determines necessary to carry out its duties. The Committee shall be directly responsible for the appointment, compensation and oversight of any Advisor that it retains. The Committee shall receive appropriate funding, as determined by the Committee, from the Company for payment of reasonable compensation to any outside Advisor employed by the Committee.
To the extent required under the Nasdaq Stock Market rules, prior to retaining an outside Advisor or seeking advice from any Advisor (whether retained by the Committee or management) and on an annual basis, or more frequently if appropriate, the Committee must consider the independence of the Advisor, taking into consideration the following factors relevant to such Advisor’s independence from Company management:

a.	the provision of other services to the Company or any subsidiaries by the entity that employs the Advisor;

2

b.	the amount of fees received from the Company by the entity that employs the Advisor, as a percentage of the total revenue of such entity;

c.	the policies and procedures of the entity that employs the Advisor that are engaged to prevent conflicts of interest;
d.any business or personal relationship of the Advisor with a member of the Committee;
e.any stock of the Company owned by the Advisor; and

f.	any business or personal relationship of the Advisor or the entity employing the Advisor with an officer of the Company.
If the foregoing independence assessment is required under Nasdaq Stock Market rules, the Committee is not required to conduct such assessment with respect to in-house legal counsel or any Advisor that acts in a role limited to (i) consulting on any broad-based plan that does not discriminate in scope, terms or operation in favor of executive officers or directors of the Company and that is generally available to all salaried employees and/or (ii) providing information that is not customized for the Company or that is customized based on parameters that are not developed by the Advisor and about which such Advisor does not provide advice.

The Committee may retain, or receive advice from any Advisor it prefers, including ones that are not independent. The Committee is not required to implement or act consistently with the advice or recommendations of any Advisor, and the authority granted in this charter shall not affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties.

3

Appendix C

1ST CONSTITUTION BANCORP
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose
The Nominating and Corporate Governance Committee (the “Committee”) of 1st Constitution Bancorp (the “Company”) is appointed by the Board of Directors of the Company (the “Board”):

(1)
to assist the Board by identifying individuals, and considering individuals recommended by shareholders, who are qualified to become Board members, and to recommend to the Board, consistent with the criteria set forth in the Company’s Corporate Governance Guidelines, the director nominees for the next annual meeting of shareholders and directors to fill any vacancies between annual meetings;

(2)	to assist the Board in reviewing any shareholder notice of a director nominee pursuant to the Company’s by-laws;

(3)	to develop and recommend to the Board the corporate governance guidelines applicable to the Company;

(4)	to lead the Board in its annual review of the Board’s performance;

(5)	to recommend to the Board director nominees for each Board committee; and

(6)	to review and revise as necessary the Company’s Code of Business Conduct and Ethics.
Committee Membership
The Committee shall consist of no fewer than three members. All of the members of the Committee shall meet the Nasdaq independence requirements.

The members of the Committee shall be appointed and replaced by the Board.

Committee Authority and Responsibilities

1.
The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Committee shall also have the authority to obtain advice and assistance from internal or external legal, accounting or other advisors without the requirement to consult management.

2.
The Committee shall actively seek and identify individuals qualified to become Board members for recommendation to the Board when vacancies occur in the Board, and shall oversee the Board’s succession planning and monitor and review the development and progression of members of the Board and potential director candidates.

3.
The Committee shall consider, in conjunction with the criteria provided in the Corporate Governance Guidelines, the gender, racial, cultural, geographical, professional, educational and generational diversity of each of the director candidates and the Board as a group. The

1

Committee shall consider all aspects of a director candidate’s background in determining the nominees who will enhance and add valuable perspective to the Board.

4.
The Committee shall receive comments from all directors and report annually to the Board with an assessment of the performance of the Board and the committees of the Board, to be discussed with the full Board following the end of each fiscal year.

5.	The Committee shall annually review the size and composition of the Board and make recommendations to the Board.

6.	The Committee shall review and reassess the adequacy of the Company’s Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

7.	The Committee may form and delegate authority to subcommittees when appropriate.

8.	The Committee shall make regular reports to the Board.

9.	The Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review its own performance.

2

1ST CONSTITUTION BANCORP
Proxy Solicited on Behalf of the Board of Directors
for the Annual Meeting of Shareholders on May 25, 2017

The undersigned hereby appoints Robert F. Mangano and Stephen J. Gilhooly and each of them, with full power of substitution, as attorneys and proxies for the undersigned, to attend the 2017 Annual Meeting of Shareholders of 1st Constitution Bancorp (the “Company”), to be held at the Forsgate Country Club, 375 Forsgate Drive, Monroe Township, New Jersey, on May 25, 2017, at 3:00 p.m. Eastern Time, or any adjournment thereof, and to vote the number of shares of common stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1.
The election of the following nominee as a director of the Company:

J. Lynne Cannon

The election of the following nominee as a director of the Company:

Carmen M. Penta

The election of the following nominee as a director of the Company:

William J. Barrett

The election of the following nominee as a director of the Company:

James G. Aaron

The election of the following nominee as a director of the Company:

Antonio L. Cruz

The election of the following nominee as a director of the Company:

Edwin J. Pisani

The election of the following nominee as a director of the Company:

Robert F. Mangano

The election of the following nominee as a director of the Company:

Roy D. Tartaglia
	For For For For For For For For	Withhold Withhold Withhold Withhold Withhold Withhold Withhold Withhold

2.	The approval of the compensation of the Company’s named executive officers on an advisory (non-binding) basis.	For	Against	Abstain

3.	The ratification of the selection of BDO USA LLP as independent registered public accounting firm of the Company for the Company’s 2017 fiscal year.	For	Against	Abstain

4.	In their discretion, on the conduct of other business if properly raised.

If this proxy is properly signed and is not revoked, the proxies will vote as specified herein or, if a choice is not specified, they will vote “FOR” the eight nominees listed in Item 1, “FOR” the proposals set forth in Items 2 and 3, and in their discretion on the conduct of other business if properly raised.

This proxy is solicited by the Board of Directors of the Company.

4

Please sign exactly as your names appear hereon, indicating, where proper, official position or representative capacity.

Date: , 2017

(Signatures)

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 1ST CONSTITUTION BANCORPproxy solicited on Behalf of the Board of Directorsfor the annual meeting of shareholders on may 25, 2017 The undersigned hereby appoints Robert F. Mangano and Stephen J. Gilhooly and eachof them, with full power of substitution, as attorneys and proxies for the undersigned, toattend the 2017 Annual Meeting of Shareholders of 1st Constitution Bancorp (the“Company”), to be held at Forsgate Country Club, 375 Forsgate Drive, Monroe Township,New Jersey, on May 25, 2017, at 3:00 p.m. Eastern Time, or any adjournment thereof, andto vote the number of shares of common stock of the Company that the undersigned wouldbe entitled to vote, and with all the power the undersigned would possess, if personallypresent, as follows: (Continued and to be signed on the reverse side.) 1.1

annUal meeTInG OF shaRehOlDeRs OF1sT COnsTITUTIOn BanCORp may 25, 2017 nOTICe OF InTeRneT avaIlaBIlITY OF pROXY maTeRIal: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/20330 Please sign, date and mailyour proxy card in theenvelope provided as soonas possible. Signature of Shareholder Date: Signature of Shareholder Date:note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method. The BOaRD OF DIReCTORs ReCOmmenDs a vOTe "FOR" The eleCTIOn OF DIReCTORs anD "FOR" pROpOsals 2 anD 3.please sIGn, DaTe anD ReTURn pROmpTlY In The enClOseD envelOpe. please maRK YOUR vOTe In BlUe OR BlaCK InK as shOWn heRe x Please detach along perforated line and mail in the envelope provided. 2. The approval of the compensation of the Company’s namedexecutive officers on an advisory (non-binding) basis.3. The ratification of the selection of BDO USA LLP as independentregistered public accounting firm of the Company for the Company’s2017 fiscal year.4. In their discretion, on the conduct of other business if properly raised. If this proxy is properly signed and is not revoked, the proxies will vote asspecified herein or, if a choice is not specified, they will vote “FOR” theeight nominees listed in Item 1, “FOR” the proposals set forth in Items 2and 3, and in their discretion on the conduct of other business if properlyraised. This proxy is solicited by the Board of Directors of the Company. FOR WITHHOLD 1. The election of the following nominees as a director of theCompany: J. Lynne Cannon Carmen M. Penta William J. Barrett James G. Aaron Antonio L. Cruz Edwin J. Pisani Robert F. Mangano Roy D. Tartaglia FOR AGAINST ABSTAIN

Signature of Shareholder Date: Signature of Shareholder Date:note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method. JOhn smITh1234 maIn sTReeTapT. 203neW YORK, nY 10038 InTeRneT - Access “www.voteproxy.com” and follow the on-screeninstructions or scan the QR code with your smartphone. Have yourproxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. maIl - Sign, date and mail your proxy card in the envelopeprovided as soon as possible.In peRsOn - You may vote your shares in person by attendingthe Annual Meeting.GO GReen - e-Consent makes it easy to go paperless. Withe-Consent, you can quickly access your proxy material, statementsand other eligible documents online, while reducing costs, clutterand paper waste. Enroll today via www.astfinancial.com to enjoyonline access. pROXY vOTInG InsTRUCTIOns Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. The BOaRD OF DIReCTORs ReCOmmenDs a vOTe "FOR" The eleCTIOn OF DIReCTORs anD "FOR" pROpOsals 2 anD 3.please sIGn, DaTe anD ReTURn pROmpTlY In The enClOseD envelOpe. please maRK YOUR vOTe In BlUe OR BlaCK InK as shOWn heRe x COmpanY nUmBeR aCCOUnT nUmBeR nOTICe OF InTeRneT avaIlaBIlITY OF pROXY maTeRIal: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/20330 annUal meeTInG OF shaRehOlDeRs OF1sT COnsTITUTIOn BanCORpmay 25, 2017 2. The approval of the compensation of the Company’s namedexecutive officers on an advisory (non-binding) basis.3. The ratification of the selection of BDO USA LLP as independentregistered public accounting firm of the Company for the Company’s2017 fiscal year.4. In their discretion, on the conduct of other business if properly raised. If this proxy is properly signed and is not revoked, the proxies will vote asspecified herein or, if a choice is not specified, they will vote “FOR” theeight nominees listed in Item 1, “FOR” the proposals set forth in Items 2and 3, and in their discretion on the conduct of other business if properlyraised. This proxy is solicited by the Board of Directors of the Company. FOR WITHHOLD 1. The election of the following nominees as a director of theCompany: J. Lynne Cannon Carmen M. Penta William J. Barrett James G. Aaron Antonio L. Cruz Edwin J. Pisani Robert F. Mangano Roy D. Tartaglia FOR AGAINST ABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 1ST CONSTITUTION BANCORP401-Kproxy solicited on Behalf of the Board of Directorsfor the annual meeting of shareholders on may 25, 2017 The undersigned hereby appoints Robert F. Mangano and Stephen J. Gilhooly and eachof them, with full power of substitution, as attorneys and proxies for the undersigned, toattend the 2017 Annual Meeting of Shareholders of 1st Constitution Bancorp (the“Company”), to be held at Forsgate Country Club, 375 Forsgate Drive, Monroe Township,New Jersey, on May 25, 2017, at 3:00 p.m. Eastern Time, or any adjournment thereof, andto vote the number of shares of common stock of the Company that the undersigned wouldbe entitled to vote, and with all the power the undersigned would possess, if personallypresent, as follows: (Continued and to be signed on the reverse side.)1.1

annUal meeTInG OF shaRehOlDeRs OF1sT COnsTITUTIOn BanCORp401-Kmay 25, 2017 nOTICe OF InTeRneT avaIlaBIlITY OF pROXY maTeRIal: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/20330 Please sign, date and mailyour proxy card in theenvelope provided as soonas possible. Signature of Shareholder Date: Signature of Shareholder Date:note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method. The BOaRD OF DIReCTORs ReCOmmenDs a vOTe "FOR" The eleCTIOn OF DIReCTORs anD "FOR" pROpOsals 2 anD 3.please sIGn, DaTe anD ReTURn pROmpTlY In The enClOseD envelOpe. please maRK YOUR vOTe In BlUe OR BlaCK InK as shOWn heRe x Please detach along perforated line and mail in the envelope provided. 2. The approval of the compensation of the Company’s namedexecutive officers on an advisory (non-binding) basis.3. The ratification of the selection of BDO USA LLP as independentregistered public accounting firm of the Company for the Company’s2017 fiscal year.4. In their discretion, on the conduct of other business if properly raised. If this proxy is properly signed and is not revoked, the proxies will vote asspecified herein or, if a choice is not specified, they will vote “FOR” theeight nominees listed in Item 1, “FOR” the proposals set forth in Items 2and 3, and in their discretion on the conduct of other business if properlyraised. This proxy is solicited by the Board of Directors of the Company. FOR WITHHOLD 1. The election of the following nominees as a director of theCompany: J. Lynne Cannon Carmen M. Penta William J. Barrett James G. Aaron Antonio L. Cruz Edwin J. Pisani Robert F. Mangano Roy D. Tartaglia FOR AGAINST ABSTAIN

Signature of Shareholder Date: Signature of Shareholder Date:note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method. JOhn smITh1234 maIn sTReeTapT. 203neW YORK, nY 10038 InTeRneT - Access “www.voteproxy.com” and follow the on-screeninstructions or scan the QR code with your smartphone. Have yourproxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. maIl - Sign, date and mail your proxy card in the envelopeprovided as soon as possible.In peRsOn - You may vote your shares in person by attendingthe Annual Meeting.GO GReen - e-Consent makes it easy to go paperless. Withe-Consent, you can quickly access your proxy material, statementsand other eligible documents online, while reducing costs, clutterand paper waste. Enroll today via www.astfinancial.com to enjoyonline access. pROXY vOTInG InsTRUCTIOns Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. The BOaRD OF DIReCTORs ReCOmmenDs a vOTe "FOR" The eleCTIOn OF DIReCTORs anD "FOR" pROpOsals 2 anD 3.please sIGn, DaTe anD ReTURn pROmpTlY In The enClOseD envelOpe. please maRK YOUR vOTe In BlUe OR BlaCK InK as shOWn heRe x COmpanY nUmBeR aCCOUnT nUmBeR nOTICe OF InTeRneT avaIlaBIlITY OF pROXY maTeRIal: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/20330 annUal meeTInG OF shaRehOlDeRs OF1sT COnsTITUTIOn BanCORp401-Kmay 25, 2017 2. The approval of the compensation of the Company’s namedexecutive officers on an advisory (non-binding) basis.3. The ratification of the selection of BDO USA LLP as independentregistered public accounting firm of the Company for the Company’s2017 fiscal year.4. In their discretion, on the conduct of other business if properly raised. If this proxy is properly signed and is not revoked, the proxies will vote asspecified herein or, if a choice is not specified, they will vote “FOR” theeight nominees listed in Item 1, “FOR” the proposals set forth in Items 2and 3, and in their discretion on the conduct of other business if properlyraised. This proxy is solicited by the Board of Directors of the Company. FOR WITHHOLD 1. The election of the following nominees as a director of theCompany: J. Lynne Cannon Carmen M. Penta William J. Barrett James G. Aaron Antonio L. Cruz Edwin J. Pisani Robert F. Mangano Roy D. Tartaglia FOR AGAINST ABSTAIN